------------------------------


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                               THIRD AVENUE FUNDS
                         ------------------------------



                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                      THIRD AVENUE INTERNATIONAL VALUE FUND

                              THIRD QUARTER REPORT
                                   (Unaudited)

                              --------------------

                                  July 31, 2002

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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At July 31, 2002, the unaudited net asset value attributable to the 74,569,422 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or "The Fund") was $31.74 per share. This compares with an unaudited net asset value of $38.38 per share at April 30, 2002 and an unaudited net asset value of $36.91 per share at July 31, 2001, adjusted for a subsequent distribution. At September 10, 2002, the unaudited net asset value was $31.02 per share.

The 17.3% decline in per share value during the latest quarter is probably the poorest performance ever experienced by the Fund, or its predecessor, for any three-month interim period. This poor performance seems attributable almost solely to the current vicious bear market, which has resulted in price reductions for almost all publicly traded securities other than investment grade, near-cash credit instruments, or the common stocks of certain gold mining companies. I feel good that the TAVF common stock portfolio continues to consist almost wholly of issues of companies that are extremely well-financed. These issues seem to have been acquired at attractive prices based on long-term outlooks. Most of the common stocks now seem to be available at much more attractive prices than was the case three months ago. None of the companies in whose securities the Fund has material investments seem to have suffered permanent impairments during this period of poor performance. Prices are now so low that many companies in the portfolio might seek to go private in the months ahead, in whole or in part, financing transactions largely with the businesses' surplus cash. Candidates could include AVX, Comverse, Energizer, Instinet, KEMET, Mestek, Standex, SWS Group, Toyota Industries, and Vishay.

Further, about 11% of TAVF's assets were invested in distressed credits, not common stocks, at the end of the quarter. The Fund is one of the few vehicles available for such investments without having to pay substantial promotes to hedge fund operators. In my letter for the Annual Report for the year to end October 31, 2002, it is my intention to discuss distress investing at some length so that Fund shareholders, hopefully, can gain a good understanding of what this field consists of--including both its warts and its unusual profit potentials. This "Introduction To Distress Investing" has been put aside in this report in order to discuss two very hot current topics: accounting disclosures and management conflicts with Outside Passive Minority Investors ("OPMIs"), such as the Fund.

QUARTERLY ACTIVITY

During the quarter, new positions were established in ten companies, five of which were the senior debt instruments of troubled, or allegedly troubled, companies, and five of which were common stocks. The Fund added to its senior creditor position in one issuer, Kmart, and also increased its holdings in ten different common stock issues. Two common stock positions were reduced.


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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$33,875,000                         CIT Group Senior Bonds
                                    ("CIT Credits")

$3,650,000                          Illinois Power First Mortgage Bonds
                                    ("Illinois Power Firsts")

$3,300,000                          Qwest Corporation Senior Bonds
                                    ("Qwest Seniors")

$40,000,000                         Qwest International Senior Debt
                                    ("Qwest International Seniors")

$269,016,000                        WorldCom Senior Bonds
                                    ("WorldCom Seniors")

3,000,000 shares                    Aquila, Inc. Common Stock
                                    ("Aquila Common")

500,000 shares                      Brookline Bancorp, Inc. Common Stock
                                    ("Brookline Common")

2,000,000 shares                    CIENA Corp. Common Stock
                                    ("CIENA Common")

1,250,000 shares                    Comverse Technology, Inc. Common Stock
                                    ("Comverse Common")

4,493,100 shares                    Quanta Services, Inc. Common Stock
                                    ("Quanta Common")

                                    INCREASES IN EXISTING POSITIONS

$15,562,449                         Kmart Senior Notes & Trade Claims
                                    ("Kmart Seniors")

92,100 shares                       Alexander & Baldwin, Inc. Common Stock
                                    ("Alexander & Baldwin Common")

236,900 shares                      American Power Conversion Corp. Common Stock
                                    ("American Power Common")

100,000 shares                      Applied Materials, Inc. Common Stock
                                    ("Applied Materials Common")

507,902 shares                      Danielson Holding Corp. Common Stock
                                    ("DHC Common")

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NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

500,000 shares                      Hutchison Whampoa Ltd. Common Stock
                                    ("Hutchison Whampoa Common")

1,339,500 shares                    Instinet Group, Inc. Common Stock
                                    ("Instinet Common")

250,800 shares                      Investor AB Class A Common Stock
                                    ("Investor Common")

909,000 shares                      The St. Joe Company Common Stock
                                    ("St. Joe Common")

1,008,200 shares                    Tellabs, Inc. Common Stock
                                    ("Tellabs Common")

200,000 shares                      Toyota Industries Corp. Common Stock
                                    ("Toyota Common")

                                    REDUCTIONS IN EXISTING POSITIONS

4,000,000 shares                    Innovative Clinical Solutions, Ltd. Common
                                    Stock ("ICSL Common")

202,600 shares                      Investment Technology Group, Inc. Common
                                    Stock ("ITG Common")

Distress investing by the Fund is of three types. First, TAVF invests in high yield securities--those with yields to maturity of between 15% and 27%--where Fund management is convinced the issuer will never miss an interest payment on the particular instrument whether or not the issuer seeks Chapter 11 relief; or where the credit instrument will be reinstated during, or after, a Chapter 11 reorganization. CIT Credits, Illinois Power Firsts and Qwest Seniors fit into this category. These issues afford not only a high current yield but also appreciation potential based on a "yield to an improved credit rating". (This has already occurred for the CIT Credits). Second, TAVF invests in high yield issues, such as Qwest International Seniors, where Fund management is unsure whether the credit issue will be a performing loan or will participate in a reorganization, either out-of-court or in Chapter 11. In either event, we expect Third Avenue to fare okay either receiving a high return, i.e., a yield to maturity of around 25%, or new securities of a reorganized company with a feasible capitalization. Third, the Fund invests in senior securities of companies in Chapter 11, e.g., WorldCom and Kmart, where the Fund expects, upon reorganization, to receive major common stock interests in businesses which will then have feasible capitalizations and rational operations. TAVF was blind-sided by the WorldCom accounting fraud, an event that Fund management never foresaw. Yet Third Avenue's all-in-cost for its WorldCom position is around 20(cent) per dollar of claim. There seem to be strong probabilities that the WorldCom investment will become a profitable one, the accounting fraud notwithstanding. Investing in distressed seniors is quite different than investing in distressed common stocks. It seems a near certainty that holders of WorldCom Common will be wiped out.

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Aquila Common and Quanta Common are  aberrations for TAVF in that both companies seem to have barely adequate, though good enough, capitalizations, rather than the extremely strong financial positions that characterize most of the other companies whose common stocks are owned by the Fund. However, despite current difficulties stemming from Enron, Dynegy and the California electricity crisis, the long-term growth in demand for electric power and natural gas ought to continue unabated, something that has been an annual occurrence since the 1930s. Quanta, which provides contract maintenance and construction services to the electric power, natural gas, telecommunications and cable industries, is doing poorly currently. Aquila management seems to have made a number of major missteps in recent years, albeit its recent timing in accessing capital markets seems to have been exquisite. The basic growth trends for Aquila and Quanta seem quite strong. The Fund acquired its position in Quanta at about 1.5 times peak earnings and in Aquila at 3.3 times peak earnings. Either could become a "five bagger" or "seven bagger." The Fund's usual mantra for common stock investing is "safe and cheap." I'd characterize Aquila Common and Quanta Common as very, very cheap but far from 100% safe.

Over the years, the Fund has done extremely well buying into the common stocks of extremely strongly capitalized regional or community banks when the issues were priced at discounts from adjusted book value. Brookline Common qualifies on these counts. TAVF continues to expand its position in cash rich telecom equipment suppliers. Acquisitions during the quarter were CIENA Common, Comverse Common and Tellabs Common.

In investing in semiconductor equipment common stocks, which the Fund started to do in 1996, TAVF bought into a diversified portfolio of cash rich equipment makers. Going forward though, it appears as if the Fund will do better by concentrating on just one or two or three of the industry giants, albeit many of the smaller, niche providers are still likely to do all right. This is likely to be what the Fund does in the future. Applied Materials is the industry leader. The Fund also expanded its position modestly in American Power Common, a niche leader in electronic gear. Electronics has become more and more important in all aspects of Wall Street securities trading. During the quarter, TAVF did a swap in the electronics trading area--selling ITG Common and buying Instinet Common. The reason revolved around the huge price differential between the two issues.

The single favorite investment approach for TAVF is to acquire common stocks of issuers where the common is selling at a discount from readily ascertainable Net Asset Value ("NAV") and where the companies are very well financed, as long as there appear to be reasonable prospects that NAV will continue to grow over the long-term. Issues filling this bill which were acquired during the quarter were Alexander & Baldwin Common, Hutchison Whampoa Common, Investor AB Common, St. Joe Common and Toyota Industries Common.

During the quarter, Danielson Holding ("DHC") closed on the granddaddy of all Leveraged Buy-Outs ("LBOs")--the acquisition of American Commercial Lines ("ACL"), the largest barge operator on the U.S. inland waterways and also a major factor in South America. The Fund participated in a rights offering to help finance the ACL acquisition. While no ACL debt is recourse to DHC, the consolidated company is extremely leveraged. Aquila and Quanta, frankly, have super strong balance sheets compared with DHC. However, if ACL turns profitable, the rewards to DHC shareholders ought to be huge.

The investment in ICSL has been virtually a total wipeout for TAVF. During the quarter, the Fund realized a tax loss on the sale of 4,000,000 shares of ICSL Common.

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                                       4
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INCREASINGLY, THE INMATES SEEM TO BE RUNNING THE INSANE ASYLUM

Washington politicians, corporate executives and securities analysts at times seem to be driven by a herd mentality. They frequently seem to be lemmings. Look at the dot com bubble before it burst in early 2000. Look at the extremely ill-advised "airline bailout" approved almost unanimously and in a hurry by Congress in the fall of 2001. That wasn't an airline bailout; it was a temporary bailout of airline creditors. Look at the current stampede by corporate executives to account for stock options as a corporate expense. Stock options are not, in the vast majority of instances, a corporate expense; they are a stockholder expense. In my view, the most egregious malpractice of the herd today is to have everyone dump on public accountants. The vast majority of problems with financial accounting today have nothing to do with the preparers of financial statements, the public accountants. Rather, the problems lie with the users of financial statements, equity analysts appraising publicly traded securities, who have little or no willingness or ability to use appropriately the vast amount of information imparted to them by financial statements prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). These analysts, and their cohorts in the media, in the Plaintiffs' Bar and in the political arena, are the inmates who, increasingly, are determining what financial disclosures ought to be. They, indeed, seem to be running the insane asylum.

It ought to be instructive to TAVF shareholders to compare how Third Avenue uses accounting disclosures with how the great majority of securities analysts in research departments use accounting disclosures. While the TAVF approach may appear to be aberrational compared with Wall Street convention and with the precepts that make up almost all of the academic literature, the Third Avenue approach seems to me to be the majority, mainstream approach in the U.S. economy. The TAVF approach is the same as that followed by private companies not seeking access to public markets for equities; businessmen seeking favorable tax attributes so that they can create wealth on a tax-sheltered basis; most creditors; and all investors who seek in the management of their own portfolios to maximize total return rather than just invest for interest income and dividend income. Interest income and dividend income in investor portfolios is the precise equivalent of revenue from recurring operations for going concern corporations.

HOW THIRD AVENUE USES ACCOUNTING DISCLOSURES

The TAVF objectives are to ascertain what a business and its securities might really be worth to a control buyer, and what the range of dynamics might be for the corporation over the long term. Short-term considerations are always ignored with the exception of risk arbitrage situations. Risk arbitrage situations exist only where there are relatively determinate workouts in relatively determinate periods of time, e.g., when there is an announced corporate merger.

Managements are appraised looking at three interrelated factors. Managements are appraised as operators of going-concerns; as investors employing and redeploying the assets of a business; and as financiers obtaining the necessary capital to conduct company activities. Of the three interrelated activities, appraising management as investors, not as operators, is probably the most important single factor in a Fund analysis. A majority of the TAVF common stock investments are in companies acquired at substantial discounts from Fund management's estimates of NAV, where Fund management believes that prospects are good that NAV will be steadily increased over the long term. In many instances, those increases in NAV will come from places such as enhanced land values or securities market price appreciation rather than going concern income from operations. At July 31, 2002, common stock investments in NAV driven (rather than earn-

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                                       5
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ings driven)  companies  accounted for 54% of the Fund's common stock portfolio.
Principal industry groups containing NAV companies were real estate,  insurance,
depository  institutions,   business  development  and  Japanese  issuers  whose
principal assets were portfolios of marketable securities.

In appraising managements as investors, there is no such thing as non-recurring charges or expenses. Non-recurring charges are the method used in GAAP accounting to record past investment mistakes.

In a TAVF appraisal, no one accounting number is ever all-important. Rather it is realized that every accounting number is derived from, modified by, and a function of, all the other numbers that comprise the accounting cycle. Most analyses are complicated, and different numbers--operating income, cash flow from operations, comprehensive income, book value, revenues, inventory turnover, capitalization ratios, returns on equity--are given different weights dependent on context.

In a TAVF analysis, one size never fits all. Depository institutions are analyzed differently than high tech companies, which are analyzed differently than real estate companies, and distress credits seem, in great part, to be off into a different world.

What is expected of GAAP accounting in a TAVF analysis is that it provide to the analyst objective benchmarks, which the analyst can then use to determine truth and accuracy. As a matter of fact, GAAP is usually the only source of numerical objective benchmarks for the analyst. Outside of mark-to-market accounting for investment companies, it is utterly ludicrous to expect GAAP to reflect truth and accuracy for all contexts. Like the Internal Revenue Code, GAAP is based on a relatively rigid set of unrealistic assumptions--e.g., depreciation of property, plant and equipment is based on historic cost; and most debt obligations of a company are carried at the face amount of the debt obligation rather than marked to current market. Any system of accounting has to have shortcomings that cause it to be unrealistic in one, or more, contexts. Cash accounting has shortcomings in that it fails to reflect a company's accrual, or wealth creation, experience during a period. Accrual accounting has shortcomings in that it fails to reflect a company's cash experience during a period. Nonetheless, both cash accounting and accrual accounting are important. As a general rule, the common stock analyst might want to give overriding weight to cash accounting for companies whose financial positions are quite weak, while emphasizing accrual accounting for companies sitting with huge amounts of surplus cash.

A TAVF analysis focuses on what the numbers MEAN rather than what the numbers ARE. Disclosure is what counts, not how things are disclosed, e.g., in the case of stock options, it is important that the term of options be disclosed in footnotes to GAAP audits. It is not important that the value of options (no matter how inaccurately value is determined) be deducted from accounting net income. Knowing the details of an item such as stock options enables the TAVF analyst to either adjust financial statements, adjust the price the analyst might be willing to pay for a security, or both.

For TAVF, financial disclosures have never been more comprehensive, more meaningful and more useful than is currently the case. This remains true even though, in general, accounting fraud a la WorldCom seems to have increased materially in recent years. Given the Fund's MODUS OPERANDI though, where few common stocks are acquired if the company does not enjoy an extremely strong position, it seems to me that the Fund remains far less likely in its common stock portfolio to be victimized by accounting frauds than will be conventional equity analysts.

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GAAP accounting by Toyota Industries and GAAP accounting for debt on the balance sheets serve as two examples of how GAAP provides the Third Avenue analyst with objective benchmarks and how the Third Avenue analyst uses those objective benchmarks to get at his or her version of truth and accuracy.

Assuming that Toyota Industries' going concern operations are valued at 6 to 7 times operating income, the assets dedicated to these operations, after deducting all non-convertible funded debt, constitute between 8% and 12% of Toyota Industries' assets. 60% to 63% of assets are in Toyota Industries' holdings of Toyota Motor Common Stock valued at market, and 28% to 29% of assets are in the market value of common stocks of other companies, most of which, like Toyota Industries, are also affiliates of Toyota Motor. In reporting earnings in accordance with GAAP, Toyota Industries includes in its earnings only dividends received from portfolio companies. Looked at this way, Toyota Industries Common is selling at around 21 times latest 12-month earnings. However, if Toyota Industries' income account is adjusted to pick up, as additional earnings, the Company's equity in the undistributed earnings (i.e., earnings not paid out as dividends) of Toyota Motor and the other portfolio companies, then Toyota Industries Common is selling at only 8.5 times latest 12-month earnings. Which is the more realistic reflection of Toyota Industries' performance--as reported under GAAP, or as adjusted to reflect the equity in the retained earnings of business affiliates? I would think that the adjusted earnings figure probably is more realistic, but this is far from certain. Were I the CEO or CFO of Toyota Industries and was I asked to swear that the earnings as reported were true and accurate, I might decline to sign. However, it is doubtful that including the equity in the undistributed earnings of affiliates is 100% accurate either. Toyota Industries has no control over the uses to which these undistributed earnings might be put. Here, truth lies in the analyst's interpretation of results, not in GAAP reports. Under GAAP, the presumption is that the undistributed earnings of affiliates would be included in earnings if Toyota Industries owned 20% or more of the outstanding common stock of the affiliate. 20% is a relatively rigid rule, which does not necessarily describe economic reality. The Third Avenue analyst, though, really does not have to make a decision about which of the two ways to report earnings is really proper. He or she need only decide at which price, if any, the analyst would recommend buying Toyota Industries Common. In fact, at TAVF we give much more weight to the fact that Toyota Industries Common sells at a 35%-40% discount from NAV than to the P:E ratios for Toyota Industries Common.

Whether debt obligations ought to be viewed as valued at the amount of claim, or at market prices, depends on who is doing the analysis and for what purposes. Regardless of the amount at which the debt obligation is carried on the company's balance sheet for GAAP purposes, if the company lacks the financial wherewithal to acquire debt obligations at discounts from the creditors' claims, then from the points of view of the corporation itself and its common stockholders, the debt ought to be valued at the amount of claim, i.e., principal amount plus accrued interest. In bankruptcy, there exists a "rule of absolute priority." Senior debt has to be paid in full under the rule before the corporation can give any value to junior securities, including the common stocks owned by OPMIs. On the other hand, from the point of view of a distressed bond buyer seeking to reorganize the company, the market price of the debt obligation (particularly as a percentage of claim) becomes the key number. However, what the key number really is has to be decided by the analyst, not the accountant preparing the numbers in accordance with GAAP. GAAP will follow a set of rigid rules about recording debt. The Third Avenue analyst will determine economic reality for his or her purposes.

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HOW MOST CONVENTIONAL ANALYSTS SEEM TO USE ACCOUNTING DISCLOSURES

The conventional analyst's objectives seem to revolve around estimating what the market price for securities trading in an OPMI market will likely be in the weeks, months or years ahead. Put in conventional language, what is the target price?

Managements are appraised solely as operators of strict going-concerns. Thus, one number becomes all-important whether it is reported, recurring earnings from operations, cash flow from operations, revenues, or Earnings Per Share ("EPS") from normal recurring operations. Thus, there exists a primacy of the income account. Balance sheet considerations--both quantitative and qualitative--are denigrated.

One size tends to fit all. There tends to be one "magic" number which is the key to analyzing any company, whether that "magic" number is Discounted Cash Flow ("DCF"), EPS or Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA").

GAAP ought to reflect economic reality, i.e., give a true and accurate account of operating results for a period. What the numbers are becomes more important than what the numbers mean. Thus it becomes highly important that the value of options be reflected in reported net income, even if the details are contained in the footnotes.

This approach, combining a primacy of the income account plus reliance on numbers as reported without adjustment, seems the most appropriate approach insofar as the objective of an analysis is to predict what might happen to common stock prices in OPMI markets over the near term. Market players, most of the time, are focused on income numbers, not balance sheet numbers. Immediate market prices tend to react to earnings numbers as reported.

For the economy as a whole though, I think this current emphasis on reporting operating earnings accurately and truthfully is dangerous. First, there is no way reported numbers are going to really be truthful and accurate in all contexts no matter how many Chief Executive Officers and Chief Financial Officers so attest as they were required to do from August 14, 2002 forward. Setting the standards under which executives have to attest to the truth and accuracy of financial statements seems certain to give the Plaintiffs' Bar license to pursue frivolous lawsuits. Society is better served when the Plaintiffs' Bar is instead incentivized to take action against meaningful wrongdoing by corporate insiders, as for example the alleged stealing by the controlling shareholders of Adelphia Communications.

GAAP cannot be made to reflect economic reality. GAAP can only provide objective benchmarks. To try to get GAAP to be more than that results in making GAAP so complex that its usefulness for people trained to use it becomes impaired. The Internal Revenue Code has to be very complicated because it is designed not to reflect reality, but to determine one number, the taxpayer's tax bill. GAAP ought to be designed to give trained users objective benchmarks. This doesn't seem unduly complicated.

As I've stated in past letters, GAAP can be most useful insofar as it provides disclosure against the following background:

      1. The Company should be viewed as a stand-alone, separate and apart from its common stockholders and management. In other words, it does not make a lot of sense to have what is a stockholder expense, stock options, reflected as a company expense.

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      2. The  underlying  assumption  ought to be that the user of the financial statements will be a reasonably intelligent person who understands what the complete accounting cycle is.

      3. GAAP financial statements ought to, first and foremost, fill the needs and desires of creditors, not short-run stock market speculators.

A PLAGUE UPON ALMOST ALL THEIR HOUSES

The shareholders of TAVF are Fund management's constituency. Therefore, it is important that Fund management look at things primarily from the point of view of that constituency--broadly speaking, OPMIs--while remaining cognizant of the points of view of other constituencies within the financial community.

It is apparent, to me at least, that there has been an inexorable trend in the last 10 or 15 years toward having OPMIs in particular, and corporations in general, increasingly ripped-off not only by corporate managements but also by the Plaintiffs' Bar, by Bankruptcy Attorneys, by Defense Attorneys and by Investment Bankers. (Please note that public accountants are specifically excluded from this list of underperformers and overreachers). Ameliorating the rip-off problem probably will require various reforms that go well beyond the recently enacted Sarbanes-Oxley Act of 2002. Sarbanes-Oxley is a good start. However, many of the most desirable reforms will be fiercely resisted by politically powerful constituencies, e.g., corporate executives. Many of these desirable reforms could result in adverse, unintended consequences, e.g., strengthening the Plaintiffs' Bar.

There seems to be an inherent conflict between Plaintiffs' lawyers, bankruptcy attorneys and investment bankers, on the one hand, and the clients these professionals are supposed to represent, on the other hand. Put bluntly, which comes first for these professionals, their fees or their clients' best interests? My observation is that many bankruptcy lawyers and many investment bankers not only tend to be hugely overcompensated, but also tend to prolong Chapter 11 cases unnecessarily in order to milk the estate for fees. For many plaintiffs' attorneys prosecuting securities class or derivative actions, most of which are settled out-of-court, it is fees first and fuller restitution to clients a distant second.

As far as the Bankruptcy Code is concerned, OPMIs would be well served if payments to professionals were returned to what existed before the passage of the Bankruptcy Reform Act of 1978. Pre the 1978 Act, lawyers and investment bankers were paid generally only at the end of a case, and only if they demonstrated to the court that they had made a "substantial contribution". Nowadays, it is pay-as-you-bill for the professionals, plus "success" fees. A principal reason for the 1978 change was the belief that highly qualified professionals would not take cases if they had to work for contingent fees. What utter nonsense. For better or worse, it is hard to find more competent professionals than plaintiffs' attorneys. All of them work for contingent fees.

Like it or not, the principal cop enforcing laws against corporate fraud and management excesses will continue to be the Plaintiffs' Bar. It won't be the Securities and Exchange Commission ("SEC"), State Attorneys General, or State "Blue Sky" Commissions. Sarbanes-Oxley gave minor breaks to attorneys suing on behalf of OPMIs. But resistance to expanding the powers available to the Plaintiffs' Bar probably will continue to be highly effective. For example, the New York Stock Exchange ("NYSE") on June 6, 2002 put out a booklet under the auspices of the NYSE's "Corporate Accountability and Listing Standards Committee" on recommendations to enhance corporate governance for the ben-


--------------------------------------------------------------------------------
                                       9
--------------------------------------------------------------------------------

                               [Graphic Omitted]


efit of OPMIs. There the Committee states: "we wish to explicitly note--that we have rejected and that we strongly urge policy makers to avoid--repealing or weakening the Private Securities Litigation Reform Act". There is, in my view, a good degree of merit to the Committee's position but it ill becomes a group claiming to be working in the best interests of OPMIs to go out of its way to propose what is, in effect, protection for corporate insiders against OPMI lawsuits. It should be noted that there are considerable counter pressures, or trade-offs, so that the things done to protect OPMIs from overreaching by corporate insiders will continue to be limited, Sarbanes-Oxley and pronouncements by the Bush Administration notwithstanding. The underlying problem is that every financial and legal practice is not only subject to abuse, but will be abused. Stockholder lawsuits tend to result in abuse and seem to cause much waste. But look at the alternative. OPMIs are mostly raped in other western countries such as Germany and England where the minority stockholders lack access to the courts. See the terrific article on the front page of the August 16th issue of THE WALL STREET JOURNAL entitled, "Toothless Watchdogs--Outside the U.S., Executives Face Little Legal Peril".

I have very mixed feelings about contingency fee lawyers. From an OPMI point of view, those taking securities cases seem to do more good than harm, especially when one looks at the alternative, the so called "English System" where OPMIs are effectively denied access to judicial redress. Those contingency fee lawyers going after tobacco companies are my absolute heroes. My father, a heavy smoker, died of lung cancer at age 62. I hate contingent fee lawyers trying asbestos cases. They are a clear and present danger to Corporate America all the while the vast majority of their clients show no symptoms of any disease. Admittedly, TAVF is among the largest creditors of USG Corporation, an asbestos-tainted issuer.

In terms of corporate governance, management entrenchment, which has grown like wildfire in the past 20 years, is one area where there ought to be reforms. No one, but no one, is making any proposals that would make it easier for managements to be removed from office by stockholders. Instead, stockholder rights in this regard have been abdicated to Boards of Directors, almost all of who seem to be compliant management tools. Given that OPMI stock market prices change so capriciously, society is probably best served if a modicum of entrenchment in office exists. But as things exist now, whether for solvent companies or most issuers in Chapter 11, managements are either bullet-proofed in office, or are extremely well rewarded with severance parachutes if they leave office. In my view, OPMIs and society would be well served if the NYSE and NASD refused to list the common stocks of companies with overbearing provisions for management entrenchment. These provisions include "poison pills", blank check preferreds, super voting common stocks, staggered elections for Boards of Directors, super majority voting provisions, preventing stockholders from convening special meetings, and having the company itself finance all of management's expenditures where there is a contest for control. Relief, if any, on this score would have to come from Self Regulatory Organizations ("SROs"), the NYSE and NASD. Not much seems possible at the state level. The SEC has no jurisdiction over corporate governance. But don't hold your breath waiting for reforms in the area of management entrenchment.

The problem of corporate governance, it ought to be noted though, is not a TAVF problem. Most of the managements of most of the companies in which TAVF has invested seem to be doing a magnificent job for which they are either fairly, or modestly, compensated. Only a few companies represented in the portfolio seem to be run by managements which are overcompensated, underperformers, do really stupid things from the stockholder point of view, or pay no more than minimal attention to the needs and desires of OPMIs. Portfolio companies on this negative list, in my opin-

--------------------------------------------------------------------------------
                                       10
--------------------------------------------------------------------------------

                               [Graphic Omitted]


ion, include Aquila, Electroglas, Head Insurance, ICSL, Kmart, MONY Group and Toyota Industries. None of the managements seem so bad though that the Fund should be exiting its positions wholesale at these prices. The toughest thing we do at TAVF is appraising managements. Sometimes we are wrong.

Despite all my carping about how OPMIs in this country are being increasingly ripped-off by managements and professionals, the U.S. public and private markets still remain the fairest, best, most efficient, capital markets that have ever existed. This is especially true for the private placement credit markets where the quality of analysis tends to be much, much better than it is for public equity markets. Third Avenue ought to continue to be able to invest reasonably comfortably going forward, the growing amount of rip-offs of OPMIs notwithstanding.

Along these lines, the eminent economist, Lester Thurow, had an Op-Ed piece in THE NEW YORK TIMES during the quarter. The title of the Op-Ed article said it all--"Government Can't Make The Market Fair." I agree. The solution to this problem for OPMIs is to buy in at prices far, far lower than is usually available in negotiated transactions or in purchasing control. Buying in at such prices is exactly what TAVF tries to do.

On a separate note, as previously disclosed, Third Avenue Management, the investment adviser to Third Avenue Funds, agreed to sell a majority stake in the firm to Affiliated Managers Group, Inc. ("AMG"). This transaction was completed on August 8, 2002. We are pleased to join AMG's group of Affiliates. We reiterate that in no way does this transaction alter our "safe and cheap" investment philosophy. It does, though, enable us to address succession planning needs while allowing us to preserve the investment culture and autonomy of our firm. I love my work and I still plan on being actively involved in the daily activities of the Funds for as long as possible. In fact, I, as well as key members of the investment management team, have signed long-term employment contracts.

Finally, we are pleased to host our 5th annual Investor Conference in New York City on November 6th. The Conference allows shareholders to meet and hear firsthand from managements of several of our portfolio companies. We look forward to seeing many of you there.

I will write you again when the Annual Report for the year to end October 31, 2002 is published.

Sincerely yours,

/s/ Martin J. Whitman
---------------------
Martin J. Whitman
Chairman of the Board


--------------------------------------------------------------------------------
                                       11
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 2002
                                   (UNAUDITED)

                       PRINCIPAL                                                                           % OF
                       AMOUNT ($)     ISSUES                                                 VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 5.35%

Government National     9,733,444     GNMA 2001-40 VA 6.00%, due 04/20/08                $ 10,405,083
Mortgage Association    7,108,382     GNMA 1999-28 PL 6.50%, due 12/20/22                   7,153,494
                        7,388,206     GNMA 1998-25 AB 6.00%, due 02/20/24                   7,610,448
                       20,000,000     GNMA 2002-19 PA 5.50%, due 03/20/25                  20,635,536
                       15,000,000     GNMA 2001-63 QB 5.00%, due 04/16/25                  15,684,773
                        8,512,207     GNMA 2001-25 PA 5.50%, due 08/20/25                   8,692,695
                        5,000,000     GNMA 2002-20 PK 5.50%, due 12/20/25                   5,197,997
                        8,320,873     GNMA 2001-13 DK 5.80%, due 07/20/27                   8,605,066
                       19,459,799     GNMA 2002-43 AB 6.00%, due 05/20/28                  20,015,267
                       12,000,000     GNMA 2002-29 GA 6.00%, due 01/20/29                  12,481,603
                       10,000,000     GNMA 2001-33 PA 5.50%, due 04/20/31                  10,218,259
                                                                                         ------------
                                                                                          126,700,221       5.35%
                                                                                         ------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $124,494,296)                                 126,700,221
                                                                                         ------------
---------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.68%

Insurance Services      6,912,869     Safelite Glass Term A Note (c)                        6,636,355
Companies               9,297,279     Safelite Glass Term B Note (c)                        8,925,388
                                                                                         ------------
                                                                                           15,561,743       0.66%
                                                                                         ------------

Oil Services              466,913     Cimarron Petroleum Corp. (c) (d)                        486,139       0.02%
                                                                                         ------------
                                      TOTAL BANK AND OTHER DEBT
                                      (Cost $12,452,810)                                   16,047,882
                                                                                         ------------
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.22%

Hotels & Motels        88,635,000     Lodgian, Inc. 7.00%, due 06/30/10 (a) (c)*            5,318,100     0.22%
                                                                                         ------------
                                      TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                      (Cost $19,019,225)                                    5,318,100
                                                                                         ------------






--------------------------------------------------------------------------------
                                       12
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                       PRINCIPAL                                                                                          % OF
                       AMOUNT ($)     ISSUES                                                             VALUE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS - 14.79%

Aerospace/Defense          28,307,000     Kellstrom Industries, Inc. 5.75%, due 10/15/02 (a)*        $    424,605
                           45,384,000     Kellstrom Industries, Inc. 5.50%, due 06/15/03 (a)*             680,760
                                                                                                     ------------
                                                                                                        1,105,365        0.05%
                                                                                                     ------------
Building & Construction    78,559,000     USG Corp. 9.25%, due 09/15/01 (a)*                           63,239,995
                           85,535,000     USG Corp. 8.50%, due 08/01/05 (a)*                           68,855,675
                                                                                                     ------------
                                                                                                      132,095,670        5.58%
Consumer Products          62,300,000     Home Products International, Inc. 9.625%, due 05/15/08       58,250,500        2.46%
Finance                     6,000,000     CIT Group, Inc., 5.625%, due 10/15/03                         5,985,372
                            7,500,000     CIT Group, Inc., 5.625%, due 05/17/04 (e)                     7,486,958
                           20,000,000     CIT Group, Inc., 7.125%, due 10/15/04                        20,543,560
                              375,000     CIT Group, Inc., 6.625%, due 06/15/05                           380,136
                                                                                                     ------------
                                                                                                       34,396,026        1.45%
Hard Goods Retail          18,648,000     Hechinger Co. 6.95%, due 10/15/03 (a)*                        1,958,040
                           14,752,000     Hechinger Co. 9.45%, due 11/15/12 (a)*                        1,548,960
                                                                                                     ------------
                                                                                                        3,507,000        0.15%
Healthcare                  1,056,800     Genesis Health Ventures Floating Rate 6.86%, due 04/02/07     1,046,232        0.04%
Lawn & Garden Retail       20,753,000     Frank's Nursery & Crafts, Inc. 10.25%, due 03/01/08 (a)*      2,905,420        0.12%
Medical Biotechnology       1,000,000     Comprehensive Neuroscience Senior Notes 5.75%,
                                          due 02/07/06 (c)                                                100,000        0.01%
                                                                                                     ------------
Metals-Diversified          6,500,000     Haynes International, Inc. 11.625%, due 09/01/04              4,907,500        0.21%
                                                                                                     ------------
Retail                        370,000     Kmart Corp. 7.72%, due 06/25/02 (a) (c)*                        111,000
                              235,000     Kmart Corp. 7.76%, due 07/02/02 (a) (c)*                         70,500
                              495,000     Kmart Corp. 7.77%, due 07/02/02 (a) (c)*                        148,500
                              180,000     Kmart Corp. 7.72%, due 07/08/02 (a) (c)*                         54,000
                              200,000     Kmart Corp. 7.50%, due 07/16/02 (a) (c)*                         60,000
                              446,000     Kmart Corp. 7.33%, due 07/31/02 (a) (c)*                        133,800
                              250,000     Kmart Corp. 7.47%, due 07/31/02 (a) (c)*                         75,000
                               75,000     Kmart Corp. 8.18%, due 11/24/03 (a) (c)*                         22,500
                              539,000     Kmart Corp. 8.19%, due 11/24/03 (a) (c)*                        161,700

--------------------------------------------------------------------------------
                                       13
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                     PRINCIPAL                                                                                      % OF
                     AMOUNT ($)   ISSUES                                                             VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS (CONTINUED)

Retail (continued)  1,481,000     Kmart Corp. 8.20%, due 11/24/03 (a) (c)*                        $   444,300
                    1,250,000     Kmart Corp. 8.13%, due 12/16/03 (a) (c)*                            375,000
                      269,000     Kmart Corp. 7.55%, due 07/27/04 (a) (c)*                             80,700
                    1,500,000     Kmart Corp. 8.375%, due 12/01/04 (a) (e)*                           487,500
                    3,675,000     Kmart Corp. 12.50%, due 03/01/05 (a) (e)*                         1,231,125
                   43,725,000     Kmart Corp. 9.375%, due 02/01/06 (a) (e)*                        14,647,875
                    2,385,000     Kmart Corp. 8.28%, due 11/15/06 (a) (c)*                            715,500
                      549,000     Kmart Corp. 8.25%, due 11/20/06 (a) (c)*                            164,700
                       81,000     Kmart Corp. 8.26%, due 11/20/06 (a) (c)*                             24,300
                    1,050,000     Kmart Corp. 8.125%, due 12/01/06 (a) (e)*                           341,250
                   17,500,000     Kmart Corp. 9.875%, due 06/15/08 (a) (e)*                         5,600,000
                    3,431,000     Kmart Corp. 8.85%, due 12/15/11 (a) (c)*                          1,029,300
                      441,000     Kmart Corp. 7.75%, due 10/01/12 (a) (e)*                            145,530
                      451,000     Kmart Corp. 8.92%, due 11/01/13 (a) (c)*                            135,300
                    1,000,000     Kmart Corp. 8.93%, due 11/29/16 (a) (c)*                            300,000
                    1,251,000     Kmart Corp. 8.96%, due 12/10/19 (a) (c)*                            375,300
                    2,213,000     Kmart Corp. 8.25%, due 01/01/22 (a)*                                697,095
                    1,943,000     Kmart Corp. 8.375%, due 07/01/22 (a)*                               612,045
                   11,875,000     Kmart Corp. 7.95%, due 02/01/23 (a) (e)*                          3,918,750
                   77,654,432     Kmart Trade Claims (c)                                           20,966,697
                    1,597,017     Kmart Put Options (c) (f)                                           431,194
                                                                                                  -----------
                                                                                                   53,560,461        2.26%
                                                                                                  -----------
Telecommunications  3,000,000     Qwest Corp. 7.625%, due 06/09/03                                  2,565,000
                   12,000,000     Qwest Capital Funding 5.875%, due 08/03/04 (e)                    5,340,000
                   10,500,000     Qwest Capital Funding 7.75%, due 08/15/06 (e)                     4,357,500
                   10,000,000     Qwest Capital Funding 7.00%, due 08/03/09                         3,950,000
                    7,500,000     Qwest Capital Funding 7.90%, due 08/15/10 (e)                     2,962,500
                      300,000     Qwest Corp. (U.S. West Communications) 7.625%, due 06/09/03         256,500
                    1,852,000     WorldCom, Inc. 7.55%, due 04/01/04 (a) (e)*                         245,390
                    6,776,000     WorldCom, Inc. 6.40%, due 08/15/05 (a)*                             897,820


--------------------------------------------------------------------------------
                                       14
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                                     % OF
                          AMOUNT ($)     ISSUES                                                           VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT INSTRUMENTS (CONTINUED)

Telecommunications         5,000,000     WorldCom, Inc. 7.375%, due 01/15/06 (a)*                     $    662,500
(continued)               80,000,000     WorldCom, Inc. 7.75%, due 04/01/07 (a) (e)*                    10,600,000
                           5,500,000     WorldCom, Inc. 7.50%, due 05/15/11 (a) (e)*                       728,750
                          30,375,000     WorldCom, Inc. 6.95%, due 08/15/28 (a)*                         4,024,688
                         139,513,000     WorldCom, Inc. 8.25%, due 05/15/31 (a) (e)*                    18,485,473
                                                                                                      ------------
                                                                                                        55,076,121      2.33%
                                                                                                      ------------
Utilities                  3,650,000     Illinois Power, Inc. 6.00%, due 09/15/03                        3,029,500      0.13%
                                                                                                      ------------

                                         TOTAL CORPORATE DEBT INSTRUMENTS
                                         (Cost $399,591,674)                                           349,979,795
                                                                                                      ------------
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.38%

U.S. Treasury Notes       30,000,000     U.S. Treasury Note 3.625%, due 03/31/04                        30,782,820
                          25,000,000     U.S. Treasury Note 3.375%, due 04/30/04                        25,562,525
                                                                                                      ------------
                                                                                                        56,345,345      2.38%
                                                                                                      ------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost $55,275,229)                                             56,345,345
                                                                                                      ------------
                        SHARES
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.97%

Bermuda Based              6,045,667     CGA Group, Ltd., Series C (a)                                           0      0.00%
                                                                                                      ------------

Financial Institutions
Financial Insurance              220     American Capital Access Holdings, Convertible (a) (c)          12,500,000
                                 176     American Capital Access Holdings, Senior Convertible (a) (c)   10,000,000
                                                                                                      ------------
                                                                                                        22,500,000      0.95%
                                                                                                      ------------
Healthcare                     3,451     Genesis Health Ventures, Inc., 6.00% (c)                          345,100      0.02%
                                                                                                      ------------
Insurance & Reinsurance        4,775     Ecclesiastical Insurance, 8.625%                                    8,802
                              70,200     RS Holding Convertible Class A (c)                                 70,200
                                                                                                      ------------
                                                                                                            79,002      0.00%
                                                                                                      ------------
                                         TOTAL PREFERRED STOCK
                                         (Cost $29,964,275)                                             22,924,102
                                                                                                      ------------



--------------------------------------------------------------------------------
                                       15
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                                % OF
                         SHARES   ISSUES                                                          VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 75.07%

Annuities & Mutual Fund          10,000    Atalanta/Sosnoff Capital Corp.                      $   104,000
Management & Sales               65,000    BKF Capital Group, Inc. (a)                           1,599,000
                                967,732    Legg Mason, Inc.                                     41,264,092
                                489,900    The John Nuveen Co. Class A                          10,787,598
                                139,212    Westwood Hodings Group, Inc. (a) (e)                  1,866,833
                                                                                               -----------
                                                                                                55,621,523       2.35%
                                                                                               -----------
Apparel Manufacturers           150,000    Kleinerts, Inc. (a) (c)                               1,200,000       0.05%
                                                                                               -----------

Assisted Living Facilities    1,567,118    CareMatrix Corp. (a)                                  6,741,240       0.28%
                                                                                               -----------

Bermuda Based                   432,300    Arch Capital Group, Ltd. (a)                         11,646,162
Financial Institutions1          18,449    ESG Re, Ltd. (a)                                        303,229
                                 15,675    ESG Re, Ltd. Warrants (a)                                     1
                                 80,000    Montpelier RE Holdings, Ltd. (c)                      8,000,000
                                127,500    Olympus RE Holdings, Ltd. (c)                        12,750,000
                                295,217    Trenwick Group, Ltd. (e)                              1,387,520
                                                                                               -----------
                                                                                                34,086,912       1.44%
                                                                                               -----------
Business Development          2,344,100    Brascan Corp. - Class A                              49,202,659
& Investment Companies           83,370    Capital Southwest Corp.                               5,585,790
                              4,600,000    Hutchison Whampoa, Ltd. - (Hong Kong)                33,616,678
                              3,000,000    Investor AB Class A - (Sweden)                       20,192,842
                                                                                               -----------
                                                                                               108,597,969       4.59%
                                                                                               -----------
Computerized Trading1,          447,900    Instinet Group, Inc. (a) (e)                          7,601,475
                                132,800    Investment Technology Group, Inc. (a)                 4,497,936
                                                                                               -----------
                                                                                                12,099,411       0.51%
                                                                                               -----------
Computers, Networks             100,000    3Com Corp. (a)                                          451,000       0.02%
& Software                                                                                     -----------

Consumer Products                75,400    Energizer Holdings, Inc. (a)                          2,024,490       0.08%
                                                                                               -----------

Depository Institutions         106,000    Astoria Financial Corp.                               3,566,900
                                835,000    BankAtlantic Bancorp, Inc.  Class A                   7,556,750
                                 69,566    Banknorth Group, Inc.                                 1,769,759




--------------------------------------------------------------------------------
                                       16
--------------------------------------------------------------------------------

                                [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                                      % OF
                              SHARES    ISSUES                                                          VALUE      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Depository Institutions     500,000     Brookline Bancorp, Inc.                                     $  5,640,000
(continued)                 218,500     Carver Bancorp, Inc. (b)                                       2,294,250
                             61,543     Commercial Federal Corp.                                       1,615,504
                             40,000     EverTrust Financial Group, Inc.                                  728,840
                            250,787     Golden State Bancorp, Inc.                                     8,326,128
                            250,787     Golden State Bancorp, Inc. Litigation Tracking Warrants (a)      225,733
                             41,100     Tompkins Trustco, Inc.                                         1,841,280
                            390,800     Woronoco Bancorp, Inc. (b)                                     7,112,560
                                                                                                    ------------
                                                                                                      40,677,704       1.72%
                                                                                                    ------------
Electronics               2,496,500     American Power Conversion Corp. (a)                           27,336,675
                          5,760,500     AVX Corp.                                                     75,577,760
                          2,055,400     Electro Scientific Industries, Inc. (a) (b)                   36,914,984
                            493,681     IXYS Corp. (a) (e)                                             2,537,520
                          3,958,200     KEMET Corp. (a)                                               51,179,526
                          2,630,000     Vishay Intertechnology, Inc. (a)                              44,841,500
                                                                                                    ------------
                                                                                                     238,387,965      10.07%
                                                                                                    ------------
Financial Insurance         300,000     Ambac Financial Group, Inc.                                   18,909,000
                            118,812     American Capital Access Holdings (a) (c)                       6,785,968
                          1,672,409     MBIA, Inc.                                                    82,934,762
                                                                                                    ------------
                                                                                                     108,629,730       4.59%
                                                                                                    ------------
Food Manufacturers          495,000     J & J Snack Foods Corp. (a) (b) (e)                           19,775,250       0.84%
& Purveyors                                                                                         ------------

Healthcare                  339,402     Genesis Health Ventures, Inc. (a)                              5,467,766       0.23%
                                                                                                    ------------
Industrial &                594,300     Alamo Group, Inc. (b)                                          9,092,790
Agricultural Equipment      299,300     Lindsay Manufacturing Co.                                      6,464,880
                            360,100     Mestek, Inc. (a)                                               6,553,820
                            480,500     Standex International Corp.                                   10,071,280
                          1,100,000     Trinity Industries, Inc. (e)                                  19,943,000
                                                                                                    ------------
                                                                                                      52,125,770       2.20%
                                                                                                    ------------


--------------------------------------------------------------------------------
                                       17
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                          % OF
                         SHARES   ISSUES                                                   VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Industrial - Japan     5,778,300     Toyota Industries Corp.                          $   87,333,479      3.69%
                                                                                      --------------
Insurance Holding         87,035     ACE Ltd.                                              2,756,398
Companies                200,678     ACMAT Corp. Class A (a) (b)                           1,794,061
                       1,075,580     Radian Group, Inc. (e)                               49,261,564
                          58,300     White Mountains Insurance Group, Inc.                19,822,000
                                                                                      --------------
                                                                                          73,634,023      3.11%
                                                                                      --------------
Insurance Services       940,130     Safelite Glass Corp. (a) (c)                          2,820,390
Companies                 63,160     Safelite Realty Corp. (a) (c)                           189,480
                                                                                      --------------
                                                                                           3,009,870      0.13%
                                                                                      --------------
Life Insurance           836,000     The MONY Group, Inc.                                 25,439,480
                       2,009,900     The Phoenix Companies, Inc.                          31,856,915
                                                                                      --------------
                                                                                          57,296,395      2.42%
Manufactured Housing      89,000     Liberty Homes, Inc. Class A (e)                         485,050
                          40,000     Liberty Homes, Inc. Class B                             225,000
                                                                                      --------------
                                                                                             710,050      0.03%
Medical Supplies         251,300     Analogic Corp. (e)                                   10,227,910
& Services               342,300     Datascope Corp.                                       8,916,915
                         181,500     St. Jude Medical, Inc. (a)                            6,897,000
                                                                                      --------------
                                                                                          26,041,825      1.10%
                                                                                      --------------
Natural Resources &    1,387,200     Alexander & Baldwin, Inc.                            33,875,424
Real Estate              166,000     Alico, Inc.                                           4,722,700
                         959,000     Burnham Pacific Properties, Inc.                      1,030,925
                         975,900     Catellus Development Corp. (a)                       18,932,460
                          31,000     Consolidated-Tomoka Land Co.                            506,850
                       1,766,514     Forest City Enterprises, Inc. Class A (b) (e)        60,768,082
                          11,250     Forest City Enterprises, Inc. Class B                   402,187
                         473,489     HomeFed Corp. (a)                                       421,405
                       1,352,836     Koger Equity, Inc. (b)                               24,121,066
                          14,600     LNR Property Corp.                                      478,150


--------------------------------------------------------------------------------
                                       18
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                               % OF
                                SHARES     ISSUES                                                 VALUE     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Natural Resources &                846     Public Storage, Inc.                               $     31,936
Real Estate (continued)      3,420,106     Tejon Ranch Co. (a) (b)                              76,268,364
                             1,147,200     The St. Joe Co.                                      32,695,200
                             1,000,000     The St. Joe Co. (a) (c)                              27,075,000
                             2,150,000     Trammell Crow Co. (a) (b) (c)                        23,284,500
                                                                                              ------------
                                                                                               304,614,249     12.87%
                                                                                              ------------
Non-Life Insurance-Japan     9,159,100     Aioi Insurance Co., Ltd.                             19,732,159
                             2,116,200     Millea Holdings, Inc. ADR                            82,555,078
                            10,857,140     Mitsui Sumitomo Insurance Co., Ltd.                  52,039,059
                             4,420,560     Sompo Japan Insurance, Inc.                          26,392,798
                                                                                              ------------
                                                                                               180,719,094      7.64%
                                                                                              ------------
Oil Services                 1,385,000     Nabors Industries, Inc. (a)                          42,270,200      1.79%
                                                                                              ------------
Pharmaceutical Services      1,308,740     Innovative Clinical Solutions, Ltd. (a) (b)              49,078
                               588,600     Kendle International, Inc. (a) (e)                    6,180,300
                               598,000     PAREXEL International Corp. (a)                       7,092,280
                               637,500     Pharmaceutical Product Development, Inc. (a)         14,693,100
                                                                                              ------------
                                                                                                28,014,758      1.18%
                                                                                              ------------
Security Brokers, Dealers &    223,600     Jefferies Group, Inc. (e)                             8,921,640
Flotation Companies          1,086,250     Raymond James Financial, Inc.                        29,546,000
                               556,850     SWS Group, Inc. (e)                                   6,270,131
                                                                                              ------------
                                                                                                44,737,771      1.89%
                                                                                              ------------
Semiconductor                  700,000     Applied Materials, Inc. (a)                          10,409,000
Equipment Manufacturers      2,975,283     ASML Holding N.V. (a)                                35,257,104
& Related                    1,350,300     Credence Systems Corp. (a)                           18,499,110
                             2,874,700     Electroglas, Inc. (a) (b) (e)                        10,895,113
                             3,679,000     FSI International, Inc. (a) (b)                      18,983,640
                               100,000     KLA-Tencor Corp. (a)                                  3,939,000
                               208,676     Novellus Systems, Inc. (a) (e)                        5,632,165
                               300,000     Photronics, Inc. (a) (e)                              3,648,000



--------------------------------------------------------------------------------
                                      19
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                          % OF
                                  SHARES   ISSUES                                          VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Semiconductor                    500,000   Veeco Instruments, Inc. (a) (e)            $    6,800,000
                                                                                      --------------
                                                                                         114,063,132      4.82%
                                                                                      --------------
Equipment Manufacturers
& Related (continued)
Small-Cap Technology               1,499   CareCentric, Inc. (a)                                 751
                                 247,200   Planar Systems, Inc. (a)                        4,681,968
                                                                                      --------------
                                                                                           4,682,719      0.20%
                                                                                      --------------
Telecommunications             2,000,000   CIENA Corp. (a)                                 8,060,000
                               1,250,000   Comverse Technology, Inc. (a)                   9,950,000
                               2,008,200   Tellabs, Inc. (a)                              11,506,986
                                                                                      --------------
                                                                                          29,516,986      1.25%
                                                                                      --------------
Title Insurance                2,000,000   First American Corp.                           38,100,000
                               1,029,615   Stewart Information Services Corp. (a) (b)     18,687,512
                                                                                      --------------
                                                                                          56,787,512      2.40%
                                                                                      --------------
Transportation                 1,311,571   Danielson Holding Corp. (a) (c)                 6,164,384
                                  55,032   Florida East Coast Industries, Inc. Class B     1,168,880
                                                                                      --------------
                                                                                           7,333,264      0.31%
                                                                                      --------------
Utilities &                    3,000,000   Aquila, Inc. (a)                               21,540,000
Utility Service Companies      4,493,100   Quanta Services, Inc. (a) (e)                   8,581,821
                                                                                      --------------
                                                                                          30,121,821      1.27%
                                                                                      --------------
                                           TOTAL COMMON STOCKS AND WARRANTS
                                           (Cost $1,646,930,058)                       1,776,773,878
                                                                                      --------------
                     INVESTMENT
                     AMOUNT ($)
-------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.10%

Bermuda Based                  2,202,000   ESG Partners, LP (a) (c)                          128,005      0.01%
                                                                                      --------------
Financial Institutions

Insurance Holding              3,264,756   Head Insurance Investors, LP (a) (c)              852,383
Companies                      1,615,000   Insurance Partners II Equity Fund, LP (a) (c)   1,339,379
                                                                                      --------------
                                                                                           2,191,762      0.09%
                                                                                      --------------


--------------------------------------------------------------------------------
                                       20
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                         % OF
                                           ISSUES                                          VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                           TOTAL LIMITED PARTNERSHIPS
                                           (Cost $7,081,756)                          $    2,319,767
                                                                                      --------------
                           NOTIONAL
                          AMOUNT ($)
-------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.34%

Foreign Currency Swap    250,000,000       Bear Stearns Currency Swap,
Contracts                                  Termination Date 04/23/03 (g)                   7,953,974     0.34%
                                                                                      --------------
                                           TOTAL OTHER INVESTMENTS
                                           (Cost $0)                                       7,953,974
                                                                                       --------------
                                           TOTAL INVESTMENT PORTFOLIO - 99.90%
                                           (Cost $2,294,809,323)                       2,364,363,064
                                                                                      --------------
                                           CASH & OTHER ASSETS LESS
                                           LIABILITIES - 0.10%                             2,320,275
                                                                                      --------------
                                           NET ASSETS - 100.00%                       $2,366,683,339
                                                                                      ==============
                                           (Applicable to 74,569,422
                                           shares outstanding)
                                           NET ASSET VALUE PER SHARE                          $31.74
                                                                                              ======

Notes:
(a) Non-income producing securities.

(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(c) Restricted/fair valued securities.

(d) Interest accrued at a current rate of prime + 2% (e)Securities in whole or in part on loan.

(f) The Fund is obligated to purchase $1.6 million trade claims at $0.70. Due to the likelihood that the option will be exercised, it is currently being valued at the underlying trade claims.

(g) The Fund is selling 32.6 billion Japanese yen and paying an interest rate of 0.12% in exhange for 250 million U.S. dollars and an interest rate of 2.73%

*   Issuer in default. ADR:
 American Depository Receipt.


--------------------------------------------------------------------------------
                                       21
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At July 31, 2002, the end of the third fiscal quarter, the unaudited net asset value attributable to the 28,619,811 common shares outstanding of the Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $14.03 per share, compared with the Fund's unaudited net asset value of $16.28 per share at April 30, 2002 and an unaudited net asset value of $15.31 per share at July 31, 2001, adjusted for a subsequent distribution. At September 10, 2002, the unaudited net asset value was $13.68 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established ten new positions, added to 21 of its 63 existing positions, eliminated four positions and reduced its holdings in one company. At July 31, 2002, Small-Cap Value held positions in 69 companies, the top 10 positions of which accounted for approximately 27% of the Fund's net assets.

NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

568,500 shares                      Agrium, Inc. Common Stock
                                    ("Agrium Common")

1,036,300 shares                    CIENA Corp. Common Stock
                                    ("CIENA Common")

594,000 shares                      CommScope, Inc. Common Stock
                                    ("CommScope Common")

42,500 shares                       E-L Financial Corp., Ltd. Common Stock
                                    ("E-L Financial Common")

355,800 shares                      Scientific-Atlanta, Inc. Common Stock
                                    ("Scientific-Atlanta Common")

100,000 units                       SFK Pulp Fund Units
                                    ("SFK Units")

801,200 shares                      Sycamore Networks, Inc. Common Stock
                                    ("Sycamore Common")

306,300 shares                      Tellabs, Inc. Common Stock
                                    ("Tellabs Common")

151,400 shares                      Ulticom, Inc. Common Stock
                                    ("Ulticom Common")

154,070 shares                      Westwood Holdings Group, Inc. Common Stock
                                    ("Westwood Common")


--------------------------------------------------------------------------------
                                       22
--------------------------------------------------------------------------------

                               [Graphic Omitted]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS

54,600 shares                       Advanced Power Technology, Inc. Common Stock
                                    ("Advanced Power Common")

178,900 shares                      American Power Conversion, Inc. Common Stock
                                    ("American Power Common")

44,000 shares                       Arch Capital Group, Inc. Common Stock
                                    ("Arch Capital  Common")

50,500 shares                       Bel Fuse, Inc. Class B Common Stock
                                    ("Bel Fuse  Common")

76,000 shares                       Brascan Corp. Common Stock
                                    ("Brascan Common")

58,100 shares                       Coherent, Inc. Common Stock
                                    ("Coherent Common")

1,021,370 shares                    Comverse Technology, Inc. Common Stock
                                    ("Comverse Common")

337,800 shares                      Credence Systems Corp. Common Stock
                                    ("Credence Common")

204,100 shares                      CyberOptics Corp. Common Stock
                                    ("CyberOptics Common")

52,600 shares                       Electro Scientific Industries, Inc. Common
                                    Stock ("ESI Common")

54,300 shares                       Forest City Enterprises, Inc. Class A Common
                                    Stock ("Forest City Common")

693,000 shares                      Instinet Group, Inc. Common Stock
                                    ("Instinet Common")

129,700 shares                      KEMET Corp. Common Stock
                                    ("KEMET Common")

34,900 shares                       Leucadia National Corp. Common Stock
                                    ("Leucadia Common")

209,500 shares                      LNR Property Corp. Common Stock
                                    ("LNR Common")

107,000 shares                      Maxwell Shoe Co., Inc. Common Stock
                                    ("Maxwell Common")


--------------------------------------------------------------------------------
                                       23
--------------------------------------------------------------------------------

                               [Graphic Omitted]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

90,100 shares                       Park Electrochemical Corp. Common Stock
                                    ("Park Common")

91,000 shares                       The St. Joe Company Common Stock
                                    ("St. Joe Common")

145,800 units                       Timberwest Forest Corp. Units
                                    ("Timberwest Units")

606,400 shares                      TriQuint Semiconductor, Inc. Common Stock
                                    ("TriQuint Common")

192,300 shares                      Wellsford Real Properties, Inc. Common Stock
                                    ("Wellsford Common")

                                    DECREASES IN EXISTING POSITIONS

24,800 shares                       Skyline Corp. Common Stock
                                    ("Skyline Common")

                                    POSITIONS ELIMINATED

22,000 shares                       Brooks Automation, Inc. Common Stock
                                    ("Brooks Common")

54,600 shares                       Cummins, Inc. Common Stock
                                    ("Cummins Common")

17,000 shares                       Security Capital Group, Inc. Class B Common
                                    Stock ("Security Capital Common")

157,900 shares                      Trenwick Group Ltd. Common Stock
                                    ("Trenwick Common")

--------------------------------------------------------------------------------
                                       24
--------------------------------------------------------------------------------

                               [Graphic Omitted]


QUARTERLY ACTIVITY

Tumultuous equity markets made for a busy quarter and for some good opportunities! In a nod to that activity, the Fund's cash position--at a record high 29% in April--fell dramatically to end the July quarter at 14%. Shares outstanding grew modestly.

The Fund significantly expanded its position in telecommunications equipment common stocks or what might be thought of as "broadband infrastructure," a horribly depressed industry. Six of the ten new positions, for example, represent Fund management's view that, longer-term, the world's communications capabilities will continue to grow and improve--technologically speaking--and that these companies will benefit accordingly. The Fund's new investments in Ciena Common, Sycamore Common, Tellabs Common and Ulticom Common, as well as an increased position in Comverse Common, share several positive characteristics:

o Extremely strong financial positions (relative not only to the company's needs, but also to their financially-constrained competitors), scarce resources in today's world that translate to long-term staying power;

o Prices paid by the Fund attribute little value--and in some cases less than zero value--to the businesses and equate to valuations that would be at least as attractive as those structured by first stage venture capitalists;

o Managements dedicated to reigning in costs in order to operate at break-even or at least tolerable levels of cash consumption;

o With little exception, historically attractive levels of profitability, cash flow generation, returns on assets, and deep entrenchment within the customer base in tandem with technological innovation;

o   An industry landscape that continues to be reshaped by consolidation.

Notwithstanding these positive themes, our chances for success will likely improve with, and to some extent hinge on, the addition of a number of different ingredients, including:

o The capital markets, including the venture community, will have to largely limit access to capital for competitors (think Lucent, Alcatel, Ericsson, Nortel and others);

o   Liquidation of marginal network capacity;

o Capital spending by corporations and the Regional Bell operating companies will have to revive, most likely in conjunction with an improvement in general economic conditions and regulatory relief;

o The customer base will have to stabilize and rationalize, both financially and in terms of capacity;

o Degradation of existing services--which by some accounts has already started--pushing the service provider customer base to upgrade its plant;

o Take-up of new services by the end consumer, in a manner that meaningfully reduces the excess capacity existing in certain networks.

--------------------------------------------------------------------------------
                                       25
--------------------------------------------------------------------------------

                               [Graphic Omitted]


I do not have a specific timeframe for when all of these ingredients might materialize. In all probability, it will take longer than I imagine. It does seem, however, that the table is being set. Post reorganization ownership changes suggest a generation of more rational, profit-oriented ownership. The recent investments in Level Three Communications by Berkshire Hathaway, for example, and the purchase of Global Crossing's assets by Hutchison Whampoa, Ltd., both clever investors, suggest that help is on the way. The cleansing of the accounting scandals at Worldcom and Qwest, and the pending reorganizations of those companies, should also lend meaningful stability to the broadband service provider industry. Even if the broadband equipment suppliers end up having to share some of their future economics with their service provider customer base in order to improve their viability, the businesses ought to remain reasonably attractive.

Our investments in CommScope Common and Scientific-Atlanta Common reflect similar lines of reasoning to the telecom equipment investments outlined above. The Fund purchased shares of CommScope Common, the leading provider of hybrid fiber coaxial cable, at prices that equate to 4x-6x peak earnings, modest premiums to GAAP book value, and to reasonable multiples of free cash flow. Shares of Scientific-Atlanta Common, one of the leading makers of cable set-top boxes, were purchased at similarly depressed valuations. While the cable industry stabilizes and rationalizes its own capital spending, it also must consider new service offerings from competitors like the telephone and satellite service provider/operators. These competitive forces, in and of themselves, might well reinvigorate demand for the equipment provided by CommScope and Scientific-Atlanta.

The Fund initiated meaningful positions in two Canadian company common stocks, E-L Financial Common and Agrium Common. E-L Financial operates in the life insurance industry through its subsidiary Empire Life and in the property/casualty insurance business through its subsidiary Dominion of Canada. In addition, E-L Financial manages an investment portfolio, primarily through a number of closed-end funds. The debt-averse management team has compounded the annual growth in per share value during the past 30 years at a rate approximating 13%. E-L Financial's normally illiquid common stock became readily available when Standard & Poor's dropped it from the Toronto Stock Exchange's TSE 300 Index, forcing index fund managers to sell the issue. Based on the Fund's cost basis, shares were purchased at an attractive discount to the underlying estimated Net Asset Value.

Agrium is one of the world's leading fertilizer producers with products that include nitrogen, potash and phosphate. The company's well-run, attractively-located and cash-generative assets were purchased at a 60%-70% discount to replacement value and at modest multiples of earnings and cash flow. While industry capacity additions have been limited and production held in check, demand for nutrients, grains and cereals continues to grow, and may increase, particularly as trade relations with China improve. The highly fragmented nature of the industry also suggests that real growth is achievable through consolidation.

On the sell side, Fund management eliminated its position in Cummins Common and Trenwick Common. Both of these issues reflect the greatly weakened financial conditions of the underlying businesses. GE Capital completed its tender offer for the shares of Security Capital. Shares of ProLogis Trust, received as part of the consideration in the Security Capital transaction, were sold as they represented a small position to which we could not add; its market cap-


--------------------------------------------------------------------------------
                                       26
--------------------------------------------------------------------------------

                               [Graphic Omitted]


italization--at more than $4 billion--fell outside small-cap definitions. The sell program initiated for Brooks Common two quarters ago was completed this quarter.

      "TODAY,  AMERICAN  MARKETS  ENJOY THE  CONFIDENCE  OF THE WORLD.  HOW MANY
       HALF-TRUTHS, AND HOW MUCH ACCOUNTING SLEIGHT-OF-HAND, WILL IT TAKE TO TARNISH THAT FAITH?" --Arthur Levitt, former SEC Chairman, speech at New York University 9/28/98

When Chairman Levitt asked that question nearly four years ago, he probably did not foresee the recent spate of corporate accounting scandals and outright frauds perpetrated by some of America's leading corporations. Hoping to allay investor fears and to impose a heightened level of discipline on corporate America, the Securities and Exchange Commission (SEC) published in late June a list of 945 companies "whose chief executive and chief financial officers are now required to personally certify--in writing, under oath, and for publication--that their most recent reports filed with the Commission are both complete and accurate." On July 25, Congress enacted the Sarbanes-Oxley Act of 2002 and President Bush signed it into law on July 30. The most dramatic securities reform legislation since the 1930s, Sarbanes-Oxley aims to expand the SEC's insider accountability rules, improve corporate disclosure and governance, and increase auditor independence.

While many senior management teams undoubtedly huddled with their legal and accounting teams in an effort to clarify the many questions raised by the Act, one thing is clear: Generally Accepted Accounting Principles ("GAAP") can not provide investors "accurate" financials as contemplated by the Act. Because GAAP ultimately relies on human judgment, assumptions, estimates and ethics, and allows for flexibility in its application, it is, per se, flawed. In many, if not most, instances there is no single correct, or "accurate," answer for any individual accounting treatment.

To illustrate one example of how "accurate" financials might be called into question, we searched among the 30 component companies of the Dow Jones Industrial Average--the "leaders of their industries" and the household names familiar to every investor--for major restructuring charges during the past few years. Also known as "Big Baths1" in accounting jargon and meant to "clean up" the balance sheet, major restructuring charges occur when a management team and its auditors conclude that the carrying value of a given asset as recorded under GAAP exceeds the asset's fair value (i.e., value impairment). Because the measurement of value impairment itself depends on forecasting future cash flows, grouping assets together in a specified manner and a host of other complex judgments and estimates, Big Bath accounting charges are especially germane to the question of whether or not "accuracy" can ever be achieved in financial reporting. (According to a Morgan Stanley study, a record $125 billion of Big Bath charges were recorded in 2001.)






(1) Critics of Big Bath accounting charges claim that by overstating expenses today management can 1) assure investors that it is being ultra "conservative" by taking the largest charges possible and 2) report artificially increased accounting profits in future periods after reversing some of the charges taken in prior periods. Critics suggest that charges should be spread over prior and future quarters' results of operations.




--------------------------------------------------------------------------------
                                       27
--------------------------------------------------------------------------------

                               [Graphic Omitted]



The results surprised us. From 1999 to 2001, nearly every major Dow component company recorded one or more Big Bath charges totaling hundreds of millions--and in several cases billions--of dollars. In 2001 alone, for example, more than one-half of the Dow component companies recorded charges exceeding $500 million each. Examples of the 2001 charges reported by Dow component companies include--but certainly were not limited to--the following:

o   American Express: $1 billion for the write-down of high yield securities;

o   AT&T: $2.5 billion for business exit costs and asset impairment;

o Procter & Gamble: $1.9 billion for accelerated depreciation, restructuring, and asset impairment;

o   3M Corp.: $569 million for accelerated depreciation and employee severance;

o   Walt Disney Company: $1.5 billion for asset/investment impairment and other;

By and large, these Dow company management teams played within the accounting rules (and take special pains to make certain everyone knows it). Despite adherence to the rules, however, management teams reporting these kinds of charges tacitly admit that financial reports contain more than just a bit of snake oil. Also, such charges smudge the economic mosaic pieced together by professional investors and analysts.

Perversely, by sprinkling "accuracy dust" on corporate financials, regulators may be perpetuating a false sense of security among the average, ill-equipped investor. By focusing more attention on what the numbers are--they are, after-all, accurate--rather than what the numbers mean, investors may well lower their guard. Well-trained and experienced analysts, as those of us at Third Avenue strive to be, will cut through the coating of "accuracy dust" and focus on what the numbers mean, not what the numbers are. A list of the 30 Dow Jones components and the related accounting charges can be seen on our website, www.thirdave.com.

As many of you know, Third Avenue Management in August 2002 completed the sale of a majority stake in the firm to Affiliated Managers Group, Inc. ("AMG"). As part of the AMG family, Third Avenue joins a fine group of investment managers. Importantly for Third Avenue shareholders, the transaction 1) leaves untouched our "Safe and Cheap" investment philosophy and 2) provides stability and long-term incentives for our management team. I and other key members of our team have signed long-term employment contracts and have increased our holdings in the Funds. I continue to count my lucky stars. Thank you for your continued support.

I look forward to writing you again when we publish our Annual Report dated October 31, 2002.

Sincerely,

/s/ Curtis R. Jensen
--------------------
Curtis R. Jensen
Portfolio Manager,
Third Avenue Small-Cap Value Fund

--------------------------------------------------------------------------------
                                       28
--------------------------------------------------------------------------------

                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                            % OF
                          AMOUNT ($)     ISSUES                                                VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 11.15%

Government National       10,000,000     GNMA 2002-19 PA 5.50%, due 03/20/25               $ 10,317,768
Mortgage Association      10,000,000     GNMA 2002-20 PK 5.50%, due 12/20/25                 10,395,994
                           9,850,980     GNMA 2002-36 AK 6.00%, due 02/20/26                 10,141,962
                           4,622,707     GNMA 2001-13 DK 5.80%, due 07/20/27                  4,780,592
                           5,881,479     GNMA 2002-21 SA 14.78%, due 07/16/31                 6,103,570
                           2,983,170     GNMA 2002-41 QS 9.00%, due 06/20/32                  3,031,388
                                                                                           ------------
                                                                                             44,771,274      11.15%
                                                                                           ------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $44,001,654)                                  44,771,274
                                                                                           ------------
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.55%

U.S. Treasury Note  10,000,000           U.S. Treasury Note 3.625%, due 03/31/04             10,260,940       2.55%
                                                                                           ------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost $10,049,692)                                  10,260,940
                                                                                           ------------
                        SHARES
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 84.56%

Agricultural Chemicals       568,500     Agrium, Inc.                                         4,889,100       1.22%
                                                                                           ------------
Business Development         685,800     Brascan Corp. Class A                               14,394,942
& Investment Companies        13,500     Capital Southwest Corp.                                904,500
                           2,986,000     JZ Equity Partners PLC                               6,297,413
                             210,100     Leucadia National Corp.                              7,086,673
                                                                                           ------------
                                                                                             28,683,528       7.14%
Cable Television Equipment   594,000     CommScope, Inc. (a) (b)                              4,455,000
                             355,800     Scientific-Atlanta, Inc.                             4,500,870
                                                                                           ------------
                                                                                              8,955,870       2.23%
Consumer Products            139,200     Energizer Holdings, Inc. (a)                         3,737,520
                             171,000     Maxwell Shoe Co., Inc. Class A (a)                   2,062,260
                                                                                           ------------
                                                                                              5,799,780       1.44%
Electronics                  536,000     Advanced Power Technology, Inc. (a) (b) (d)          5,027,680
                             666,900     American Power Conversion Corp. (a)                  7,302,555



--------------------------------------------------------------------------------
                                       29
--------------------------------------------------------------------------------

                               [Graphic Omitted]
                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                             % OF
                               SHARES    ISSUES                                                 VALUE     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Electronics (continued)       284,500    Bel Fuse, Inc. Class B                             $  6,330,125
                              549,517    IXYS Corp. (a) (b)                                    2,824,517
                              675,600    KEMET Corp. (a)                                       8,735,508
                            1,295,200    TriQuint Semiconductor, Inc. (a)                      8,574,224
                                                                                            ------------
                                                                                              38,794,609     9.66%
                                                                                            ------------
Financial Insurance           158,800    MBIA, Inc.                                            7,874,892     1.96%
                                                                                            ------------
Forest Products & Paper       255,400    Deltic Timber Corp. (b)                               7,153,754
                              100,000    SFK Pulp Fund (Canada)                                  630,087
                            1,300,500    TimberWest Forest Corp. (Canada)                     10,794,813
                                                                                            ------------
                                                                                              18,578,654     4.63%
Industrial Equipment          345,400    Alamo Group, Inc.                                     5,284,620
                              168,600    Lindsay Manufacturing Co.                             3,641,760
                              262,900    Trinity Industries, Inc. (b)                          4,766,377
                                                                                            ------------
                                                                                              13,692,757     3.41%
Insurance & Reinsurance       295,100    Arch Capital Group, Ltd. (a)                          7,949,994
                               20,000    Montpelier RE Holdings, Ltd. (c)                      2,000,000
                               42,500    Olympus RE Holdings, Ltd. (c)                         4,250,000
                                                                                            ------------
                                                                                              14,199,994     3.54%
                                                                                            ------------
Insurance Holding              71,852    Radian Group, Inc. (b)                                3,290,822     0.82%
Companies
Insurance - Multi Line         42,500    E-L Financial (Canada)                                7,270,316     1.81%
                                                                                            ------------
Investment Companies          154,070    Westwood Holdings Group, Inc. (a) (b)                 2,066,079     0.51%
                                                                                            ------------
Life Insurance                179,000    FBL Financial Group, Inc. Class A                     3,721,410
                              328,000    The MONY Group, Inc.                                  9,981,040
                              582,200    The Phoenix Companies, Inc.                           9,227,870
                                                                                            ------------
                                                                                              22,930,320     5.71%
Manufactured Housing           75,200    Skyline Corp.                                         2,440,240     0.61%
Media                         120,000    ValueVision International, Inc. Class A (a) (b)       1,807,200     0.45%
                                                                                            ------------
Metal & Metal Products        181,900    Century Aluminum Co. (b)                              1,546,150     0.38%
                                                                                            ------------

--------------------------------------------------------------------------------
                                       30
--------------------------------------------------------------------------------

                               [Graphic Omitted]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                               % OF
                                 SHARES    ISSUES                                                VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Natural Resources &             187,500    Alexander & Baldwin, Inc.                          $  4,578,750
Real Estate                     187,300    Alico, Inc.                                           5,328,685
                                139,000    Avatar Holdings, Inc. (a) (b)                         3,579,250
                                323,900    Forest City Enterprises, Inc. Class A                11,142,160
                                133,400    Jones Lang LaSalle, Inc. (a) (b)                      2,686,676
                                268,800    Koger Equity, Inc.                                    4,792,704
                                351,000    LNR Property Corp.                                   11,495,250
                                100,000    The St. Joe Co. (a) (c)                               2,707,500
                                 91,000    The St. Joe Co.                                       2,593,500
                                274,600    Tejon Ranch Co. (a)                                   6,123,580
                                200,000    Trammell Crow Co. (a) (c)                             2,166,000
                                343,000    Wellsford Real Properties, Inc. (a) (d)               6,294,050
                                                                                              ------------
                                                                                                63,488,105     15.81%
                                                                                              ------------
Non-Life Insurance - Japan      729,000    Sompo Japan Insurance, Inc.                           4,352,469      1.08%
                                                                                              ------------
Oil Services                    228,700    Precision Drilling Corp. (a) (b)                      6,792,390      1.69%
                                                                                              ------------
Pharmaceutical Services          40,000    Kendle International, Inc. (a) (b)                      420,000
                                 58,100    PAREXEL International Corp. (a)                         689,066
                                135,200    Pharmaceutical Product Development, Inc. (a)          3,116,090
                                                                                              ------------
                                                                                                 4,225,156      1.05%
                                                                                              ------------
Securities Brokers, Dealers   1,628,184    Instinet Group, Inc. (a) (b) 8,547,966
& Floatation Companies          386,280    SWS Group, Inc. (b)                                   4,349,513
                                                                                              ------------
                                                                                                12,897,479      3.21%
                                                                                              ------------
Semiconductor                    24,310    ASML Holding N.V. (a)                                   288,073
Equipment Manufacturers         221,200    Coherent, Inc. (a) (b)                                5,094,236
& Related                       925,500    Credence Systems Corp. (a)                           12,679,350
                                554,300    CyberOptics Corp. (a) (b) (d)                         4,151,707
                                394,900    Electro Scientific Industries, Inc. (a) (b)           7,092,404
                                100,000    Electroglas, Inc. (a) (b)                               379,000
                                573,400    FSI International, Inc. (a)                           2,958,744

--------------------------------------------------------------------------------
                                         31
--------------------------------------------------------------------------------

                               [Graphic Omitted]



                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                      % OF
                        SHARES    ISSUES                                                 VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Semiconductor           18,000    Novellus Systems, Inc. (a) (b)                      $   485,820
                                                                                      -----------
Equipment Manufacturers                                                                33,129,334     8.25%
                                                                                      -----------
&Related (continued)
Technology             232,900    Herley Industries, Inc. (a) (b)                       4,774,450
                       207,600    Park Electrochemical Corp.                            4,152,000
                        95,000    Planar Systems, Inc. (a)                              1,799,300
                                                                                      -----------
                                                                                       10,725,750     2.67%
                                                                                      -----------
Telecommunications   1,036,300    CIENA Corp. (a)                                       4,176,289
Equipment            1,260,870    Comverse Technology, Inc. (a) (b)                    10,036,525
                       801,200    Sycamore Networks, Inc. (a)                           2,243,360
                       306,300    Tellabs, Inc. (a)                                     1,755,099
                       151,400    Ulticom, Inc. (a) (b)                                   984,100
                                                                                      -----------
                                                                                       19,195,373     4.78%
                                                                                      -----------
Title Insurance        105,000    First American Corp.                                  2,000,250     0.50%
                                                                                      -----------

                                  TOTAL COMMON STOCKS
                                  (Cost $347,459,865)                                 339,626,617
                                                                                      -----------
                                  TOTAL INVESTMENT PORTFOLIO - 98.26%
                                  (Cost $401,511,211)                                 394,658,831
                                                                                      -----------
                                  CASH & OTHER ASSETS LESS

                                  LIABILITIES - 1.74%                                   6,975,955
                                                                                      -----------
                                  NET ASSETS--100.00%                                $401,634,786
                                                                                     ============
                                  (Applicable to 28,619,811
                                  shares outstanding)
                                  NET ASSET VALUE PER SHARE                                $14.03
                                                                                           ======

Notes:
(a) Non-income producing securities.
(b) Securities in whole or in part on loan.
(c) Restricted / fair valued securities.
(d) Affiliated issuers -- as defined under the Investment Company Act of 1940 (Ownership of 5% or more of the outstanding voting securities of these issuers).

--------------------------------------------------------------------------------
                                         32
--------------------------------------------------------------------------------

                               [Graphic Omitted]


                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At July 31, 2002, the end of the third fiscal quarter of 2002, the unaudited net asset value attributable to the 19,687,275 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $16.23 per share. This compares with an unaudited net asset value of $17.17 per share at April 30, 2002, and an unaudited net asset value of $15.51 per share at July 31, 2001, adjusted for a subsequent distribution to shareholders. At September 10, 2002, the unaudited net asset value was $16.41 per share.

QUARTERLY ACTIVITY

During the quarter, the Fund established new positions in the common stocks of two companies, one of which was CareMatrix, which resulted from the conversion of subordinated notes pursuant to a Chapter 11 reorganization. The Fund also acquired a participating interest in a mortgage loan to Frank's Nursery & Crafts. The Fund took advantage of stock market volatility and increased its positions in the common stocks of 16 companies at favorable prices. The Fund reduced its position in one common stock and, as a result of principal payments, reduced its positions in three Inverse Floaters. The Fund eliminated its positions in the senior note issue of one company, the common stock of one company (as a result of a resource conversion) and in Kmart CMBS Certificates.

Principal purchases and sales during the quarter were as follows:

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$5,000,000                          Frank's Nursery & Crafts, Inc. 10.25% First
                                    Mortgage Loan due 5/21/05
                                    ("Frank's Mortgage Loan")

25,571 shares                       CareMatrix Corp. Common Stock
                                    ("CareMatrix Common")

296,500 shares                      One Liberty Properties, Inc. Common Stock
                                    ("One Liberty Common")

                                    INCREASES IN EXISTING POSITIONS

90,000 shares                       American Land Lease, Inc. Common Stock
                                    ("American Land Common")

27,500 shares                       Anthracite Capital, Inc. Common Stock
                                    ("Anthracite Common")
211,300 shares                      Brookfield Properties Corp. Common Stock
                                    ("Brookfield Common")



--------------------------------------------------------------------------------
                                         33
--------------------------------------------------------------------------------

                               [Graphic Omitted]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

242,500 shares                      Catellus Development Corp. Common Stock
                                    ("Catellus Common")

110,400 shares                      Capital Trust Class A Common Stock
                                    ("Capital Trust Common")

172,500 shares                      Consolidated-Tomoka Land Co. Common Stock
                                    ("Consolidated Common")

195,700 shares                      Forest City Enterprises, Inc. Class A Common
                                    Stock ("Forest City Common")

277,500 shares                      LNR Property Corp. Common Stock
                                    ("LNR Common")

100,100 shares                      Prime Group Realty Trust Common Stock
                                    ("Prime Group Common")

201,502 shares                      ProLogis Trust Common Stock
                                    ("ProLogis Common")

310,000 shares                      PS Business Parks, Inc. Common Stock
                                    ("PS Business Common")

172,100 shares                      RAIT Investment Trust Common Stock
                                    ("RAIT Common")

316,900 shares                      The St. Joe Company Common Stock
                                    ("St. Joe Common")

367,300 shares                      Trammell Crow Company Common Stock
                                    ("Trammell Crow Common")

172,500 shares                      Vornado Realty Trust Common Stock
                                    ("Vornado Common")

105,500 shares                      Wellsford Real Properties, Inc. Common Stock
                                    ("Wellsford Common")

                                    REDUCTIONS IN EXISTING POSITIONS

$600,155                            Federal National Mortgage Association

                                    REMIC Trust 1999-48 Class SB Inverse Floater
                                    ("Fannie Mae Inverse Floaters")


--------------------------------------------------------------------------------
                                         34
--------------------------------------------------------------------------------

                               [Graphic Omitted]



PRINCIPAL AMOUNT
OR
NUMBER OF SHARES        REDUCTIONS IN EXISTING POSITIONS (CONTINUED)

$415,052                Federal National Mortgage Association
                        REMIC Trust 2002-31 Class SB Inverse Floater
                        ("Fannie Mae Inverse Floaters")

$927,297                Government National Mortgage Association
                        REMIC Trust 2002-21 Class SA Inverse Floater
                        ("Ginnie Mae Inverse Floaters")

132,000 shares          Kimco Realty Corp. Common Stock
                        ("Kimco Common")

                        POSITIONS ELIMINATED

$1,000,000              CareMatrix Corporation 6.25% Subordinated Notes due
                        8/15/04 ("CareMatrix Subordinate Notes")

$2,215,000              DR Securitized Lease Pass-Through Certificates,
                        Series 1993 K-1, 7.43% Class A-2
                        Certificates due 8/15/2018 ("Kmart CMBS Certificates")

$1,951,000              DR Securitized Lease Pass-Through Certificates,
                        Series 1994 K-1, 8.55% Class A-3
                        Certificates due 8/15/2019 ("Kmart CMBS Certificates")

$2,730,000              Kimco Realty Corp. 6.5% Senior Notes due 10/1/03
                        ("Kimco Senior Notes")

245,500 shares          Security Capital Group, Inc. Class B Common Stock
                        ("Security Capital Common")

DISCUSSION OF QUARTERLY ACTIVITY

During the quarter, the majority of new subscriptions received were used to increase the Fund's existing holdings in the common stocks of real estate operating companies like Brookfield, Catellus, Consolidated-Tomoka, Forest City, LNR and St. Joe. We took advantage of market volatility and were able to acquire common stocks of well-financed companies at what appear to be very cheap prices. The availability of bargain prices enabled us to reduce cash and short-term investments from 15.5% at April 30, 2002 to 5.5% at July 31, 2002. We also added substantially to the common stocks of a few Real Estate Investment Trusts ("REITs"), including ProLogis, PS Business Parks, RAIT and Vornado.

The Fund established a new position in One Liberty Common. One Liberty is a well-financed small-cap REIT that owns and manages a portfolio of properties that are subject to long-term triple-net leases. The Fund purchased One Liberty Common in a secondary offering at a discount to our estimate of net asset value. The proceeds from the secondary offering will be used for acquisitions.

--------------------------------------------------------------------------------
                                         35
--------------------------------------------------------------------------------

                               [Graphic Omitted]



CareMatrix owns a portfolio of assisted living properties, primarily in New York. During 2000, the Fund, along with the Third Avenue Value Fund, acquired a majority interest in CareMatrix Subordinate Notes at a substantial discount to face value anticipating that the company would need to reorganize through the Chapter 11 bankruptcy process. CareMatrix filed for bankruptcy protection in November 2000. Third Avenue Funds was selected to chair the Unsecured Creditors' Committee and played a key role in structuring the reorganization. The Company's creditors approved the plan of reorganization and the restructured Company emerged from bankruptcy in April 2002. In exchange for CareMatrix Subordinate Notes, holders received newly issued CareMatrix Common. Collectively, the Fund and the Third Avenue Value Fund are the largest shareholders, and a representative of Third Avenue is a member of the CareMatrix board of directors. Due to the Company's limited financial resources and the highly competitive environment, it is still uncertain whether the restructuring will be successful.

Frank's Nursery & Crafts owns and operates a chain of specialty retail stores primarily selling lawn and garden products. During 2000, the Fund, along with the Third Avenue Value Fund acquired approximately 20% of the outstanding issue in Frank's 10.25% senior notes ("Frank's Senior Notes") at a substantial discount to face value anticipating that the company would need to reorganize through the Chapter 11 bankruptcy process. Frank's filed for bankruptcy protection in February 2001. Third Avenue Funds was selected to serve on the Unsecured Creditors' Committee and played a key role in structuring the reorganization. The Company's creditors approved the plan of reorganization and the restructured Company emerged from bankruptcy in May 2002. In exchange for Frank's Senior Notes, holders will receive newly issued Frank's common stock. As part of the reorganization plan, Kimco Realty Corp. (an unaffiliated real estate investment trust), agreed to provide a $20 million term loan and a $10 million revolving credit facility, both secured by mortgages on Frank's stores. The loans bear interest at 10.25% and mature in May 2005. The Fund acquired a 25% participation in the Frank's Mortgage Loan for $5 million and agreed to fund 25% of any draws under the revolving credit facility. In consideration for providing financing, the Fund and Kimco each received warrants to purchase additional shares of Frank's Common at $1.15 per share (the estimated value per common share as stated in the plan of reorganization). Frank's appears to have a good chance at a successful reorganization. The ultimate value of the Fund's original investment in Frank's Senior Notes may not be known for a couple years, but our investment in the Frank's Mortgage Loan seems to be well secured by good real estate.

The Fund eliminated its position in Kmart CMBS Certificates when prices for the securities exceeded our estimate of the present value of future recoveries. In our initial analysis, we estimated that the total recoveries over a two-year holding period would be between 60 and 65 cents on the dollar. The Fund sold the Kmart CMBS Certificates at an average of 59 cents on the dollar, resulting in an excellent return on investment--albeit short-term.

The Fund received consideration of $26 per share (a combination of cash and ProLogis Common) for its position in Security Capital Common upon the acquisition of Security Capital Group by GE Capital. The Fund's average cost of Security Capital Common was $19.29, resulting in an internal rate of return of approximately 32.7%.

--------------------------------------------------------------------------------
                                       36
--------------------------------------------------------------------------------

                               [Graphic Omitted]


ECONOMICS OF REAL ESTATE DEVELOPMENT

The Fund has about 54% of its assets invested in the common stocks of real estate operating companies. The majority of these companies have specialized skills in developing complex, high-quality real estate projects from the ground up. When properly done, the development process can create significant shareholder value that cannot be replicated by companies that rely on acquisitions to generate growth. There are many facets to the development process, any one of which, if not executed adeptly, could prove fatal and spell doom for the project. Those facets generally consist of feasibility, land acquisition, planning, design, governmental approvals, leasing, financing and construction.

It is widely thought that real estate development is a risky endeavor. Trust me--I know from first-hand experience--it can be. However, a strongly financed company with seasoned development professionals in charge and in the field can substantially mitigate development risks and, in many cases, all but eliminate them prior to starting construction. The most significant risks (those that can cost big bucks) in development are leasing and construction. The good-old days of building on spec (speculative building without significant pre-leasing) are gone due to much tighter bank lending standards. Most commercial developments today (at least those of the companies in whose common stocks the Fund invests) are substantially pre-leased. In other words, the future revenue stream is substantially under contract. With development approvals, leases and building permits in hand, the final piece of the puzzle is building the project at a cost that will provide a reasonable return. Fixed-price or guaranteed maximum construction contracts with reputable and credit-worthy general contractors provide reasonable assurances that building costs will be contained.

Not all development projects are eventually built. Indeed, many projects get scrapped well before substantial time and dollars are expended. That said, the development process up to the start of construction sometimes takes years and requires significant cash outlays. There is always the risk that a project will not be feasible even after a long development period, resulting in a write-off of those costs incurred. But scrapping a development that won't be economically feasible prior to starting construction is much easier to swallow than building it and suffering the harsh consequences that will ultimately follow. A well-financed real estate developer can easily absorb write-offs of abandoned development costs--it's simply part of the process and a cost of doing business. Those developers without solid financial positions can ill-afford "dry-hole" expenses and may be motivated to take more risk, i.e., build it and pray everything will work out.

To proceed with construction, the expected return on total cost should be sufficient to compensate the developer for the time and effort involved in the process as well as provide a profit. In other words, upon completion, the project should be worth more than it cost to build. Several factors determine the value of commercial real estate including location, quality of design and construction, and especially, the quality of the expected income stream. A warehouse facility in the middle of nowhere that is leased to a credit-worthy tenant like General Electric at $1 million a year for 20 years might be worth much more than a Class A office building in midtown Manhattan that is leased to a list of no-name tenants at $1 million a year in aggregate. The quality of the expected income stream will determine the required return on total cost.




--------------------------------------------------------------------------------
                                         37
--------------------------------------------------------------------------------

                               [Graphic Omitted]



For example, a grocery-anchored shopping center with a mix of national, regional and local tenants might be appraised at a cap rate of 8% on net operating income ("NOI"). A single tenant building leased to a blue-chip credit tenant might be appraised at a 7% cap rate, whereas a multi-tenant property leased to lesser quality tenants might be appraised at an 11% cap rate. NOI is generally cash flow before debt service and capital expenditures. A cap rate is simply the "going-in" yield that an investor would be willing to accept as a reasonable return based on an all-cash purchase. Value is commonly determined by dividing the NOI by the applicable cap rate (Note: There are other valuation methods that are also used). If the total project cost is, say, $10 million and it will generate $1 million of first-year NOI, the project throws off a 10% return on cost. If the project would be appraised at a cap rate of 8%, then the project should be worth $12.5 million ($1 million NOI divided by 8%). The difference between the $12.5 million appraised value and $10 million development cost is the developer's profit. A merchant builder might sell the project, whereas an investment builder (like Forest City, Catellus and Brookfield) will keep the project in its portfolio and take advantage of opportunities to refinance using non-recourse mortgage debt.

The return on equity on a developed property versus a purchased property can be significant. Using the above example, the following illustrates the difference in the first year return on equity.

                                                  DEVELOPED         ACQUIRED
                                                  ---------         --------

     Total Cost                                 $10,000,000       $12,500,000
     Mortgage debt                                7,500,000         7,500,000
                                                ------------      ------------
     Equity                                       2,500,000         5,000,000

     NOI 1,000,000                                1,000,000
     Annual debt service*                           608,000           608,000
     Net cash flow                               $  392,000        $  392,000

     First year return on equity                       15.7%              7.8%
     * 6.5% interest rate--25 year amortization

In both situations, the mortgage debt was assumed to be 60% of property value. The developer is only required to have $2.5 million of equity invested in the property, while the purchaser would need $5 million. Once the property's cash flow is stabilized, both owners have the same level of risk, except for the fact that the purchaser has twice as much equity invested. The developer takes calculated risks during the development process, but if done properly, it can mitigate those risks and end up with a significantly higher return on capital with substantially less capital at risk. Investment builders like Catellus, Forest City, St. Joe and Brookfield have talented management teams, excellent balance sheets and solid track records of creating shareholder value through the development process. We continue to like the growth prospects and economics of investing in companies that develop quality real estate projects and hold them for long-term capital appreciation.


--------------------------------------------------------------------------------
                                         38
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


                               [Graphic Omitted]


As I am sure you know by now, in conjunction with the recent transaction with Affiliated Managers Group, Inc., the senior portfolio managers at Third Avenue
Management each signed a long-term employment agreement (including this portfolio manager). Since the Fund's inception in September 1998, I have been committed to the success of the Fund even though I was not bound by agreement. I am happy to report that I continue to increase my level of commitment--not only as a result of signing a long-term employment agreement--but also as an investor in the Fund.

I look forward to writing to you again when we publish the Fund's Annual Report for the year ended October 31, 2002.

Sincerely,



/s/ Michael H. Winer
--------------------
Michael H. Winer
Portfolio Manager,
Third Avenue Real Estate Value Fund















--------------------------------------------------------------------------------
                                         39
--------------------------------------------------------------------------------

                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 2002
                                   (UNAUDITED)

                          PRINCIPAL                                                                                     % OF
                          AMOUNT ($)   ISSUES                                                             VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.12%

Hotels & Motel            6,250,000    Lodgian, Inc. 7.00%, due 06/30/10 (a) (c)*                      $   375,000       0.12%
                                                                                                       -----------
                                       TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                       (Cost $1,476,250)                                                   375,000
                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 4.17%

Building Materials          600,000    USG Corp. 9.25%, due 09/15/01 (a)*                                  483,000
                            500,000    USG Corp. 8.50%, due 08/01/05 (a)*                                  402,500
                            725,000    USG Corp. (Oregon State Solid Waste Disposal Facilities)
                                       Revenue Bonds 6.40%, due 12/01/29 (a)*                              507,500
                                                                                                       -----------
                                                                                                         1,393,000       0.44%
                                                                                                       -----------
Diversified Financial     2,000,000    Amresco, Inc. 10.00%, due 03/15/04 (a)*                             430,000
Services                  2,579,000    Imperial Credit Industries, Inc. 9.75%, due 01/15/04 (a) (c)*       245,005
                            852,000    Imperial Credit Industries, Inc. 12.00%, due 06/30/05 (a) (c)*       80,940
                                                                                                       -----------
                                                                                                           755,945       0.24%
                                                                                                       -----------
Lawn & Garden Retail      1,234,600    Frank's Nursery & Crafts, Inc. 10.25%, due 03/01/08 (a)*            172,844       0.05%
                                                                                                       -----------
Real Estate Investment    4,060,000    EOP Operating LP 6.50%, due 01/15/04                              4,220,325
Trusts                    5,675,000    Rouse Co., Inc. 8.50%, due 01/15/03                               5,783,154
                                                                                                       -----------
                                                                                                        10,003,479       3.13%
                                                                                                       -----------
Real Estate Operating     1,000,000   LNR Property Corp. 9.375%, due 03/15/08                              987,500       0.31%
                                                                                                       -----------
Companies

                                  TOTAL CORPORATE BONDS
                                  (Cost $14,983,942)                                                    13,312,768
                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 3.95%

Federal Home Loan         1,200,000    FHR 2410 SK 18.45% Inverse Floater, due 11/15/29                  1,231,061       0.39%
                                                                                                       -----------
Mortgage Corp.
Federal National          2,546,053    FNR 1999-48 SB 16.28% Inverse Floater, due 09/25/28               2,670,469
Mortgage Association      4,584,958    FNR 2002-31 SB 17.32% Inverse Floater, due 05/25/32               4,904,153
                                                                                                       -----------
                                                                                                         7,574,622       2.37%
                                                                                                       -----------


--------------------------------------------------------------------------------
                                         40
--------------------------------------------------------------------------------

                               [Graphic Omitted]



                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                         PRINCIPAL                                                                              % OF
                         AMOUNT ($)    ISSUES                                                      VALUE     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (CONTINUED)

Government National       3,675,924    GNMA 02-21 SA 14.78% Inverse Floater, due 07/16/31       $  3,814,731     1.19%
                                                                                                ------------
Mortgage Association

                                       TOTAL MORTGAGE BACKED SECURITIES
                                       (Cost $11,857,610)                                         12,620,414
                                                                                                ------------

--------------------------------------------------------------------------------------------------------------------------
 MORTGAGE LOAN - 1.56%

Mortgage Loan             5,000,000    Frank's Nursery & Crafts, Inc. 10.25%, due 05/21/05 (c)     5,000,000    1.56%
                                                                                                ------------
                                       TOTAL MORTGAGE LOAN
                                       (Cost $5,000,000)                                           5,000,000
                                                                                                ------------
                            SHARES
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 81.53%

Assisted Living Facilities   25,571    CareMatrix Corp. (a)                                          110,000     0.03%
                                                                                                ------------
Diversified                 150,000    Capital Trust Class A (a)                                     723,000
Financial Services           40,806    Imperial Credit Industries, Inc. Warrants (a)                       0
                                                                                                ------------
                                                                                                     723,000     0.23%
                                                                                                ------------
Manufactured Housing         60,000    Coachmen Industries, Inc.                                     852,000
                            254,900    Modtech Holdings, Inc. (a)                                  2,837,037
                                                                                                ------------
                                                                                                   3,689,037     1.15%
Natural Resources            22,700    Deltic Timber Corp.                                           635,827
                              4,000    TimberWest Forest Corp. (Canada)                               33,202
                                                                                                ------------
                                                                                                     669,029     0.21%
Real Estate                 339,298    American Land Lease, Inc.                                   5,082,684
Investment Trusts           103,000    Anthracite Capital, Inc.                                    1,138,150
                             31,000    Atlantic Realty Trust, Inc.                                   299,460
                            125,500    Golf Trust of America, Inc.                                   336,340
                            229,200    Kimco Realty Corp.                                          7,366,488
                            122,500    Koger Equity, Inc.                                          2,184,175
                            296,500    One Liberty Properties, Inc. (d)                            4,432,675


--------------------------------------------------------------------------------
                                         41
--------------------------------------------------------------------------------

                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                              % OF
                             SHARES    ISSUES                                                   VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)

Real Estate                 460,900    Prime Group Realty Trust (a)                         $  2,627,130
Investment Trusts           528,602    ProLogis Trust (b)                                     13,479,351
(continued)                 340,400    PS Business Parks, Inc.                                11,982,080
                            272,100    RAIT Investment Trust                                   5,496,420
                            336,800    Vornado Realty Trust                                   14,667,640
                                                                                            ------------
                                                                                              69,092,593      21.63%
                                                                                            ------------
Real Estate Management      142,000    Jones Lang LaSalle, Inc. (a) (b)                        2,859,880
                            881,000    Trammell Crow Co. (a)                                  10,043,400
                             50,000    Trammell Crow Co. (a) (c)                                 541,500
                                                                                            ------------
                                                                                              13,444,780       4.21%
                                                                                            ------------
Real Estate                 345,900    Avatar Holdings, Inc. (a)                               8,906,925
Operating Companies       1,207,100    Brookfield Properties Corp.                            24,081,645
                          1,054,100    Catellus Development Corp. (a)                         20,449,540
                            510,000    Consolidated-Tomoka Land Co. (d)                        8,338,500
                            932,900    Forest City Enterprises, Inc. Class A                  32,091,760
                            966,700    LNR Property Corp.                                     31,659,425
                            287,180    Tejon Ranch Co. (a)                                     6,404,114
                            760,800    The St. Joe Co.                                        21,682,800
                            100,000    The St. Joe Co. (a) (c)                                 2,707,500
                            827,550    Wellsford Real Properties, Inc. (a) (d)                15,185,543
                                                                                            ------------
                                                                                             171,507,752      53.68%
                                                                                            ------------
Retail                    1,249,999    Frank's Nursery & Crafts, Inc. Warrants (a)                     0       0.00%
                                                                                            ------------
Title Insurance              66,000    First American Corp.                                    1,257,300       0.39%
                                                                                            ------------
                                       TOTAL COMMON STOCKS AND WARRANTS
                                       (Cost $253,545,988)                                   260,493,491
                                                                                            ------------
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         42
--------------------------------------------------------------------------------

                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                             % OF
                             SHARES    ISSUES                                                  VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK - 0.46%

Real Estate Investment       73,332    Anthracite Capital, Inc. 10% Series B               $   1,484,973      0.46%
                                                                                           -------------
Trusts
                                       TOTAL PREFERRED STOCK
                                       (Cost $1,411,641)                                       1,484,973
                                                                                           -------------
                    PRINCIPAL
                    AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 3.12%

U.S. Treasury Bills10,000,000      U.S. Treasury Bill 1.87%+, due 10/24/02                     9,961,030       3.12%
                                                                                           -------------
                                   TOTAL SHORT TERM INVESTMENTS
                                   (Cost $9,957,335)                                           9,961,030
                                                                                           -------------
                                   TOTAL INVESTMENT PORTFOLIO - 94.91%
                                   (Cost $298,232,766)                                       303,247,676
                                                                                           -------------
                                   CASH & OTHER ASSETS LESS
                                   LIABILITIES - 5.09%                                        16,252,385
                                                                                           -------------
                                   NET ASSETS - 100.00%                                     $319,500,061
                                                                                           =============
                                   (Applicable to 19,687,275
                                   shares outstanding)
                                   NET ASSET VALUE PER SHARE                                      $16.23
                                                                                                  ======

(a) Non-income producing securities.
(b) Securities in whole or in part on loan.
(c) Restricted / fair valued securities.
(d) Affiliated  issuers - as defined under the  Investment  Company Act of 1940
    (ownership of 5% or more of the outstanding voting securities of those issuers).
 * Issuer in default.
 + Annualized yield at date of purchase.









--------------------------------------------------------------------------------
                                       43
--------------------------------------------------------------------------------

                               [Graphic Omitted]



                      THIRD AVENUE INTERNATIONAL VALUE FUND

Dear Fellow Shareholders:

At July 31, 2002, the unaudited net asset value attributable to the 1,940,852 shares outstanding of the Third Avenue International Value Fund (the "Fund") was $9.86 per share, compared with the Fund's net asset value at April 30, 2002 of $10.23 per share. At September 10, 2002, the unaudited net asset value was $9.67 per share.

QUARTERLY ACTIVITY:

In the most recent quarter of operations, the Fund established new positions in the common stocks (or units) of four companies and added to positions in the common stocks of 17 companies. The activity was disproportionately weighted toward adding to existing holdings, as they became available at increasingly more attractive valuations.

NUMBER OF SHARES       NEW POSITIONS ACQUIRED

21,800 shares          Asatsu-DK Inc. Common Stock ("Asatsu Common")

160,000 shares         Cable & Wireless PLC Common Stock ("C & W Common")

73,500 shares          Canfor Corporation Common Stock ("Canfor Common")

100,000 units          SFK Pulp Fund Units ("SFK Pulp Units")

                       INCREASES IN EXISTING POSITIONS

50,000 shares          Agrium, Inc. Common Stock ("Agrium Common")

350,000 shares         Boardroom Ltd. Common Stock ("Boardroom Common")

1,100 shares           E-L Financial Corp. Ltd. Common Stock ("E-L Financial
                       Common")

5,000 shares           Fomento de Construcciones y Contratas, S.A. Common Stock
                       ("Fomento Common")

11,700 shares          Fording, Inc. Common Stock ("Fording Common")

102,700 shares         GEAC Computer Corporation, Ltd. Common Stock ("GEAC
                       Common")

1,960,000 shares       Hotung Investment Holdings Common Stock ("Hotung Common")

30,000 shares          Hutchison Whampoa Limited Common Stock ("Hutchison
                       Common")

12,000 shares          Ichiyoshi Securities Co. Ltd. Common Stock ("Ichiyoshi
                       Common")

20,000 shares          Makita Corporation Common Stock ("Makita Common")

5 shares               Millea Holdings, Inc. Common Stock ("Millea Common")

108,400 shares         Noble Group Ltd. Common Stock ("Noble Common")

110 shares             Pargesa Holding AG Common Stock ("Pargesa Common")

776,600 shares         Rubicon Ltd. Common Stock ("Rubicon Common")


--------------------------------------------------------------------------------
                                       44
--------------------------------------------------------------------------------

                               [Graphic Omitted]



NUMBER OF SHARES    INCREASES IN EXISTING POSITIONS (CONTINUED)

102,355 shares      Telecom Corporation of New Zealand Ltd. Common Stock
                    ("Telecom Common")

260,000 shares      Tranz Rail Holdings Ltd. Common Stock ("Tranz Rail Common")

115,000 shares      Westshore Terminals Income Fund Units ("Westshore Units")

REVIEW OF QUARTERLY ACTIVITY

The recent depressed operating performance of Asatsu-DK Inc., Japan's third largest advertising agency, reflects more than just the combined effects of Japan's prolonged economic downturn, and more recently, advertising downturn. Additionally, it reflects the company's historic focus on rapid top-line growth without regard to profitability. The recently installed management appears to have somewhat more of a bottom-line orientation than its predecessors, and has begun to take steps to address this long-time decline in profitability, beginning with a voluntary retirement program which will start to reduce the bloated employment cost structure. While the severance costs associated with this program and the sharp drops in the billings across the industry are apt to further depress the company's reported earnings in the near term, the strong balance sheet should ensure the company's survival were this to turn out to be a rather protracted downturn in the industry. Asatsu Common was bought at approximately 6.5 times the depressed trailing operating earnings, after adjusting for the company's securities portfolio.

Cable & Wireless plc ("C & W") is one of the rare telecommunications service providers with a sizable cash balance, much of which was accumulated by the fortuitously timed sales of some of its telecom subsidiaries, notably in Australia and Hong Kong. C & W's telecom business as it is currently configured has two principal components: the profitable regional business ("Regional") which is the incumbent telecommunications provider in roughly 30 centers, the most significant of which are the Caribbean and Panama; and the currently loss making global business ("Global") which provides voice, data and internet protocol-based solutions to corporate customers, including telecommunications operators and service providers. C & W is well-capitalized with cash and cash equivalents (net of all debt) approximating 2.6 billion pounds sterling at the end of March 2002, which should allow it to complete Global's capital expenditures and fund its losses in the short term without recourse to external financing. The valuation at which C & W Common was purchased assumed: a modest multiple of the free cash flow generated by Regional (reflecting the risk that these are entities whose profitability reflects the regulatory mood of the local government), a zero value for Global after two further years of investment in that business, and a cash balance reduced by two years worth of funding of the capital expenditures and losses at Global. One would suspect that the closure of some of the operators competing with some of Global's businesses, as well as the rising possibility for C & W to be part of the industry consolidation, now in its early stages, could make our assessment of the recovery value for this business somewhat low.





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                                       45
--------------------------------------------------------------------------------

                               [Graphic Omitted]



The principal business for Canfor Corporation ("Canfor") and SFK Pulp Fund ("SFK") is the production of Northern Bleached Softwood Kraft pulp in Canada, with Canfor's operations being located in Western Canada, and SFK's sole pulp mill in the East. Their pulp business has been doubly hurt by the reduced demand for paper (for which it is the principal constituent) and by vertically-integrated paper makers selling their excess pulp production on the market; resulting in the seemingly counterintuitive phenomenon where lower prices are accompanied by rising supplies! This has been a depressant of both profitability of the firms operating in this industry and consequently their valuations. Despite the cyclicality and the tremendous capital-intensity of this stage of paper-making, it is an unavoidable part of the process and the assets possessed by each of these companies would be an integral building block to any paper-maker seeking to expand production. In both cases, the Fund was able to purchase the holdings in these companies at prices well below replacement or even transaction values.

In addition to being a pulp producer, Canfor is Canada's largest lumber producer and has been adversely affected by the sizable US tariffs being imposed upon imports of this product, the validity of which under NAFTA will no doubt be contested for some time to come. The decent balance sheet, combined with continuing efforts at cost reduction, ensures that the Company will likely be able to weather the current difficult period.

The asset underlying the SFK Pulp Units is the St. Felicien Pulp mill, which is the lowest cost producer of pulp in North America, and possibly in the developed world. The entity has modest financial leverage and has historically generated cash flow comfortably in excess of its internal operating needs (even when much of the remainder of the industry had turned cash negative). It is envisioned that much of this surplus cash will be paid as a dividend to shareholders, currently on the order of 8-12%, annually. Historically, this asset was a part of a larger company, but the most recent owner, Abitibi-Consolidated Inc., a newsprint producer (whose only pulp facility this represented), chose to sell this asset in an attempt to reduce indebtedness and fund its capital expenditure needs, providing us the opportunity to own the SFK Units at an attractive valuation.

GEOGRAPHICAL DISTRIBUTION OF INVESTMENTS

At the end of July 2002, the geographical distribution of securities held by the Fund was as follows:
                                                            %
                                                         -------
                         Canada                           19.98
                         New Zealand                       9.14
                         Japan                             8.66
                         Singapore                         6.35
                         United Kingdom                    6.31
                         Spain                             2.68
                         Hong Kong                         2.67
                         Switzerland                       2.48
                                                         -------
                         Securities-total                 58.27
                         Cash & Other                     41.73
                                                         -------
                         Total                           100.00%
                                                         =======


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                                       46
--------------------------------------------------------------------------------

                               [Graphic Omitted]



Note that the table above should be viewed as an EX-POST listing of where our investments reside, period. As we noted in our January 2002 letter to shareholders, there is no attempt to allocate the portfolio assets between countries (or sectors) based upon an overarching macroeconomic view or index-related considerations.

As you might be aware, Affiliated Managers Group, Inc. ("AMG") has made a significant investment in Third Avenue Management, the investment adviser to Third Avenue Funds. We are pleased to become AMG's latest Affiliate. As a part of this transaction, I and other senior personnel at Third Avenue Management have signed long-term employment contracts. The transaction, by preserving the firm's independence and its unique investment culture, ensures that we will be able to continue investing as we have, without any change to our MODUS OPERANDI of seeking safe, undervalued securities as investments for the long term.

I look forward to writing to you again when we publish the Fund's Annual Report for the period ended October 31, 2002.

Sincerely,



/s/ Amit Wadhwaney
------------------
Amit Wadhwaney
Portfolio Manager,

Third Avenue International Value Fund











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                                       47
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



                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                          % OF
                             SHARES  ISSUES                                                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 58.26%

Advertising Agency           21,800  Asatsu-DK Inc. (Japan)                              $    430,516       2.25%
                                                                                         ------------
Agriculture                  80,000  Agrium, Inc. (Canada)                                    688,000       3.59%
                                                                                         ------------
Building &                   23,000  Fomento de Construcciones y Contratas S.A. (Spain)       511,878
Construction Products        63,000  Makita Corp. (Japan)                                     391,921
                                                                                         ------------
                                                                                              903,799       4.72%
                                                                                         ------------
Business Development        160,000  JZ Equity Partners PLC (United Kingdom)                  337,437       1.76%
& Investment Companies                                                                   ------------
Corporate Services          803,000  Boardroom, Ltd. (Singapore)                              225,571       1.18%
                                                                                         ------------
Diversified Operations       70,000  Hutchison Whampoa Ltd. (Hong Kong)                       511,558       2.67%
                                                                                         ------------
Energy/Coal                  28,700  Fording, Inc. (Canada) (b)                               453,747
                            130,000  Westshore Terminals Income Fund (Canada)                 467,732
                                                                                         ------------
                                                                                              921,479       4.81%
                                                                                         ------------
Forest Products & Paper      73,500  Canfor Corp. (Canada)                                    473,224
                          2,000,000  Rubicon, Ltd. (New Zealand) (a)                          675,161
                            100,000  SFK Pulp Fund (Canada)                                   630,087
                                                                                         ------------
                                                                                            1,778,472       9.29%
                                                                                         ------------
Insurance                   500,000  BRIT Insurance Holdings PLC (United Kingdom)             437,418
                                 50  Millea Holdings, Inc. (Japan) (a)                        392,464
                                                                                         ------------
                                                                                              829,882       4.34%
                                                                                         ------------
Insurance - Multi Line        2,400  E-L Financial Corp., Ltd. (Canada)                       410,559       2.15%
                                                                                         ------------
Investment Companies            260  Pargesa Holding AG (Switzerland)                         473,723       2.47%
                                                                                         ------------
Securities Brokerage      4,560,000  Hotung Investment Holdings, Ltd. (Singapore)             547,200
                            120,000  Ichiyoshi Securities Co., Ltd. (Japan)                   440,896
                                                                                         ------------
                                                                                              988,096       5.16%
                                                                                         ------------
Software                    265,000  GEAC Computer Corp., Ltd. (Canada) (a)                   702,545       3.67%
                                                                                         ------------



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                                       48
--------------------------------------------------------------------------------

                               [Graphic Omitted]


                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                                             % OF
                           SHARES    ISSUES                                                  VALUE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Telecommunications       160,000     Cable & Wireless PLC (United Kingdom)               $    433,669
                         277,355     Telecom Corp. of New Zealand Ltd. (New Zealand)          612,494
                                                                                         ------------
                                                                                            1,046,163       5.47%
                                                                                         ------------
Transportation           650,400     Noble Group Ltd. (Singapore) (a)                         442,919
                         470,000     Tranz Rail Holdings, Ltd. (New Zealand) (a)              462,767
                                                                                         ------------
                                                                                              905,686       4.73%
                                                                                         ------------
                                     TOTAL COMMON STOCKS
                                     (Cost $11,722,546)                                    11,153,486
                                                                                         ------------
                       NOTIONAL
                      AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.01%

Put Options               10,000     Japanese Yen Put Option, expires 04/23/03                  1,900       0.01%
                                                                                         ------------
                                     TOTAL OTHER INVESTMENTS
                                     (Cost $15,200)                                             1,900
                                                                                         ------------
                       PRINCIPAL
                      AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 33.92%

U.S. Treasury Bills    2,000,000     U.S. Treasury Bill 1.83%+, due 08/01/02                2,000,000
                       2,500,000     U.S. Treasury Bill 1.69%+, due 08/22/02                2,498,434
                       1,500,000     U.S. Treasury Bill 1.69%+, due 09/26/02                1,497,088
                         500,000     U.S. Treasury Bill 1.88%+, due 10/24/02                  498,052
                                                                                         ------------
                                                                                            6,493,574      33.92%
                                                                                         ------------
                                     TOTAL SHORT TERM INVESTMENTS
                                     (Cost $6,493,423)                                      6,493,574
                                                                                         ------------
                                     TOTAL INVESTMENT PORTFOLIO - 92.19%
                                     (Cost $18,231,169)                                    17,648,960
                                                                                         ------------
                                     CASH & OTHER ASSETS LESS
                                     LIABILITIES - 7.81%                                    1,495,745
                                                                                         ------------


--------------------------------------------------------------------------------
                                       49
--------------------------------------------------------------------------------

                               [Graphic Omitted]



                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2002
                                   (UNAUDITED)

                                                                                     VALUE
-----------------------------------------------------------------------------------------------------
                               NET ASSETS - 100.00%                            $   19,144,705
                                                                               ==============

                               (Applicable to 1,940,852
                               shares outstanding)
                               NET ASSET VALUE PER SHARE                               $9.86
                                                                                       =====

 Notes:
(a) Non-income producing security.
(b) Securities in whole or in part on loan.
 +  Annualized yield at date of purchase.



















--------------------------------------------------------------------------------
                                       50
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


                               [Graphic Omitted]]


                        THIRD AVENUE FUNDS PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Fund's affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                                   Kerri Weltz
                               Assistant Treasurer

                                  W. James Hall
                          General Counsel and Secretary

                                   Julie Smith
                                   Controller

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                           Third Avenue Management LLC
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                             ----------------------


                                [Graphic Omitted]


                             ----------------------

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                               PHONE (212)888-5222
                             TOLL FREE (800)443-1021
                                FAX (212)888-6757
                                WWW.THIRDAVE.COM